EXHIBIT 99.1

Annex "A".

to the Amending and Restatement Agreement to the

Irrevocable Trust Agreement

Transfer of Ownership and Administration

INCENTIVE PLAN 21-25

Approved by the Ordinary General Shareholders' Meeting on March 13, 2020

The Plan is a benefit of Vesta for the benefit of Participants employed by the Vesta companies to align the interests of the executives of the Vesta companies to the long-term objectives of the company.  The Plan is a recognition of the performance of the executives of the Vesta companies and an incentive for their future performance and commitment to Vesta's objectives.

Participation in the Plan is an investment opportunity other than an employment contract, and therefore there are risks associated with the investment.  Any person who participates in the Plan will be deemed to be aware of and accept the risks of such investment and is participating of his or her own free will.

The Plan Rules are set forth below.

I.       INTRODUCTION.

This Long-Term Incentive Plan for Participants (the "Plan") sets forth the terms and conditions under which certain persons who are Participants will be eligible from time to time, upon the recommendation of the Corporate Practices Committee of Corporación Inmobiliaria Vesta, SAB de C.V. ("Vesta" or the "Company"), in its sole discretion, to grant stock awards to Participants. The long-term incentives will consist of the acquisition, subscription, payment and/or delivery of shares representing the capital stock of Vesta, through the Stock Exchange and through the Trust (as such term is defined below). Participants must have entered into and maintain in effect an employment contract of indefinite duration and on an exclusive basis with any subsidiary of Vesta in order to be eligible to participate in the Plan.

The Plan establishes the rules of operation of two Parties:

Part A; and

Part B

Together, Parts A and B shall constitute and form the 21-25 Incentive Plan.

As such, the Plan is not and should not be considered as an employment benefit of the Company, but rather as a one-time, non-repeatable and contingent incentive, which the Company offers to Participants in the event (and only in the event) that the conditions and requirements set forth in each of the Plan Parts and related documentation are met. Shares acquired under the Plan or any cash amount do not form part of the salary under the employment relationship held by Participants with any of Vesta's subsidiaries. Therefore, each Plan Share does not in any way imply or assure that Participants will be entitled to receive the same or a similar benefit in the future and/or during the term of their employment with any of Vesta's subsidiaries.

Likewise, the election of the Participants as beneficiaries of the respective Part or all the Parts of the Plan does not imply in any way the existence of an employment relationship between the Participants and Vesta or the other subsidiaries of Vesta other than the one with which the Participant in question has an employment contract for an indefinite period of time.

The Plan will be implemented through the Trust, the assets of which will consist of the Plan Shares. On the date on which the Plan Shares are transferred to the Trust Assets, or are acquired by the Trustee with contributions made by any of the Participants or with cash contributions made by the Company, the Shares will be considered as fully subscribed and paid by the Trustee and destined to the Part of the Plan corresponding to each of the Participants, subject to the terms, conditions and deadlines established in this Plan and in accordance with the recommendations of the Corporate Practices Committee, which will be notified to the Trustee in accordance with the terms, conditions and deadlines established in this Plan and in accordance with the recommendations of the Corporate Practices Committee, The Trustee will be notified through the Technical Committee (as such term is defined below) of the Trust of the recommendations of the Corporate Practices Committee, which will be notified to the Trustee. Likewise, the Trust's equity may be increased in the event that the Board, upon recommendation of the Company's Corporate Practices Committee, resolves to increase the number of shares of the Company allocated to the Plan and the corresponding Shares or cash contributions made by the Participants and/or the Company, as the case may be, which are used to subscribe and pay in full the Subscription Price or the Acquisition Price of such new shares allocated to the Plan.

The operations of the Trust will be coordinated through a Technical Committee, which will be comprised of those persons designated by Vesta pursuant to the Trust and will be the only body empowered and competent to issue instructions or deliver notices and notifications to the Trustee regarding any matter, act or fact directly or indirectly related to the Trust.

II.       DEFINITIONS.

For the purposes of this Plan, the terms used below with initial capital letters, whether singular or plural, shall have the following meanings without distinction:

"Shares" means single series, ordinary, nominative, registered shares, without expression of par value, representing the variable part of the capital stock of the Company.

"Part A Shares" means the number of Shares as determined by the Corporate Practices Committee representing the capital stock of the Company as of the Reference Date, which will be transferred by Vesta, or subscribed and paid through the Stock Exchange and will be held by the Trust for subsequent allocation and transfer to Participants at no cost to the Participant in accordance with the terms and conditions of Part A of the Plan.

"Part B Shares" means such number of Shares as determined by the Corporate Practices Committee, which will be transferred by Vesta, or subscribed and paid for by the Trust on the Stock Exchange and will, subject to applicable provisions, be transferred to Participants, through the Trust, in accordance with the terms and subject to the conditions set forth in Part B of the Plan.

"Affiliate" means, with respect to any Person, other than a natural Person, all present or future subsidiaries, partners or controlling shareholders of such Person and Persons that are Controlled or under common Control of such Person, and in the case of natural Persons, the term "Affiliate" means the spouse, and the ascendants or descendants, in direct or indirect line, of such Person, including parents, grandparents, children, grandchildren and siblings.

"Anniversary" means the day corresponding to each anniversary of the Reference Date.

"Participant's Contribution" means those amounts that the Participant contributes to the Trust from the Participant's own resources or is entitled to receive from the subsidiary of Vesta with which it has an employment relationship in order for the Trustee to acquire (at the direction of the Technical Committee) Shares of the Company for the benefit of the Participant in accordance with Part B of the Plan.

"Vesta Contribution" means those Shares transferred by Vesta, or those amounts contributed by Vesta to the Trust from Vesta's own resources to enable the Trustee to acquire (at the direction of the Technical Committee) Shares of the Company for the benefit of Participants in accordance with Part B of the Plan.

"Governmental Authority" means, any sovereign government or any political sub-division thereof, whether federal, state or municipal, any legislative or judicial body, and any agency, authority, legislative body, court, tribunal, central bank or other entity exercising executive, legislative, judicial, fiscal, regulatory, administrative powers or functions of or pertaining to the government (including deconcentrated and decentralized governmental agencies).

"Release Notice" has the meaning ascribed to it in Part A and Part B of this Plan.

"Notice of Grant" means the offer made by the Company to each Participant to participate in the Plan and to be entitled to acquire Part A Shares or Part B Shares, subject to compliance with the requirements of the Plan and on the terms of the Plan itself.

"Stock Exchange" means the Bolsa Mexicana de Valores, S.A.B. de C.V. and/or any other stock exchange authorized under applicable laws to operate Securities in Mexico.

"Corporate Practices Committee" means the Corporate Practices Committee of the Company, or the body performing the functions thereof within the Company.

"Technical Committee" means the body of the Trust responsible for receiving instructions from the Company for the implementation of the Plan and for issuing instructions to the Trustee.

"Board" means the Board of Directors of the Company.

"Control" means the ownership, directly or indirectly, of shares representing voting capital carrying the right to vote any decision and to impose it by majority vote or the power to direct or cause to be directed the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling", "Controlled" and "under common Control", have correlative meanings.

"Permitted Deductions" means payments for (i) Taxes and fees paid to any Governmental Authority for the Release of Shares under the Plan, (ii) fees paid to third parties or commissions of any kind arising from the Release of the Shares or for any Distributions to be made in respect of the Shares.

"Trustee Rights" means all rights accruing to any of the Participants participating in the Plan and joining the Trust as trustees in respect of the Trust Assets.

"Participant's Principal Rights" means in relation to each Participant, the Maximum Participation Percentage.

"Dismissal for Cause" has the meaning set forth in Part A or Part B, as applicable.

"Unjustified Dismissal" has the meaning set forth in Part A or Part B, as applicable.

"Vesting" means the fulfillment of the condition of remaining under an employment relationship with any of Vesta's subsidiaries for the time stated in the Grant Notice.

"Distributions" means any cash payments, Dividends and any other payments made by the Company in respect of Shares.

"Net Distributions" means Distributions less Permitted Deductions.

"Dividends" means any dividends and/or profit distributions of any nature, paid, either in cash or in kind to the shareholders of the Company in respect of shares representing the capital stock of the Company that qualify as paid-up shares in terms of Applicable Law.

"Required Documentation" means such documentation and information as may from time to time, in its sole discretion, be required or requested by Human Resources from Participants and/or Legitimate Successors, as the case may be, to document and implement their participation in the Plan.

"Participants" means those persons who have entered into an indefinite-term employment agreement with any of Vesta's subsidiaries and who are eligible under the terms of each part of the Plan.

"Articles of Incorporation" means the current Articles of Incorporation of the Company, as the same may be amended and modified from time to time.

"Reference Date" means the day on which the respective incentive amount is determined.

"Trust" means the Irrevocable Transferable Ownership and Management Trust entered into by the Company and the Trustee specifically for the purpose of implementing the Plan.

"Trustee" means the domestic financial institution chosen by the Corporation to act as trustee of the Trust.

"Tax" or "Taxes" means all taxes, social security contributions, duties, fees, contributions, tariffs and other charges considered as such under applicable law, imposed by any Governmental Authority, including income tax, property tax and improvement contributions, withholding taxes, contributions to the Mexican Social Security Institute, contributions to the Retirement Savings System, contributions to the National Workers' Housing Fund Institute, and value added tax, including in each case any charges, interest, subcharges, additions, accessories or penalties imposed by any Governmental Authority in connection with the foregoing.

"Permanent Total Disability" means the loss of faculties or aptitudes that makes it impossible for any Participant to perform any work for the rest of his/her life, as determined by the Mexican Social Security Institute in accordance with the applicable legislation.

"INDEVAL" means the S.D. Indeval, Instituto para el Depósito de Valores, S.A. de C.V.

"Securities Market Law" means the Securities Market Law in effect, as well as any provisions or rules applicable to transactions, securities or persons regulated by such law, as the same may be amended, added or replaced from time to time while the Trust is in effect.

"Release" means the transfer of legal title to Shares from the Trust in favor of each Participant, in the proportion to which he is entitled under the applicable Plan Part and in accordance with the instructions issued for such purpose by the Technical Committee of the Trust.

LISR" means the Income Tax Law and its Regulations as well as the applicable Miscellaneous Tax Resolution Rules.

"Pesos" or "Ps$" means the legal tender in the United Mexican States.

"Plan" has the meaning set forth in the first paragraph of Section (I) of this Plan.

"Collaboration Term" means the minimum period of time that a Participant must collaborate as an employee of any of Vesta's subsidiaries in order to be entitled to exercise Part A.

"Vesting Percentage" means the proportion (expressed as a percentage) in 1/3 (one-third) portions of the Shares of each Plan Party, as applicable, that each Participant is entitled to receive over time, subject to the terms and conditions of this Plan. The Vesting Percentage shall be notified in writing to the Trustee by the Technical Committee of the Trust.

"Participation Percentage" means the portion (expressed as a percentage) of the Maximum Participation Percentage to which Participants are entitled in accordance with the Vesting Percentage set forth in the vesting schedule.

"Maximum Percentage Interest" means the maximum percentage interest in the Shares of each Plan Party that is offered to each Participant by the Board, upon recommendation of the Corporate Practices Committee, set forth in the Notice of Grant or at such other time thereafter as determined or modified by the Board or the Corporate Practices Committee.

"Subscription Price" means the price that corresponds to each of the Part A Shares or Part B Shares that a Participant receives or subscribes for as a result of the Plan, which will be determined by the Company's Corporate Practices Committee in the Notice of Award applicable to each Participant.

"Human Resources" means the human resources and integrity management of Vesta, or any other area of Vesta that during the term of the Plan performs such functions.

"Company" or "Vesta" means Corporación Inmobiliaria Vesta, S.A.B. de C.V.

"Legitimate Successors" means, in the event of the death or determination of Permanent Total Disability of a Participant, the heirs duly and expressly recognized as such by the appropriate Governmental Authority or duly designated and acknowledged in any testamentary disposition.

Except as otherwise expressly provided herein, all references to section, clause or subsection numbers or letters refer to sections, clauses or subsections of this Plan, and all references to exhibits refer to exhibits attached hereto and incorporated herein.

In the event of any discrepancy between the definitions contained in this section and any other provision of this Plan, the definition contained in such provision shall prevail and not the definition contained in this section.

Any reference to any law or regulation is deemed to include amendments thereto and any successor law or regulation thereto.

III.       COMMON PROVISIONS.

1.	Legal Provisions. Pursuant to the Securities Market Law, the Company and the Participants agree to comply with the provisions of said Law, specifically with the provisions of Articles 56, 366 and 367 of said law, which are transcribed below:

"Article 56. Stock corporations may acquire shares representing their capital stock or debt securities representing such shares, without the prohibition set forth in the first paragraph of Article 134 of the General Law of Commercial Companies being applicable, provided that:

I. The acquisition is made on a national stock exchange.

II. The acquisition and, if applicable, the sale on the stock exchange, is made at market price, except in the case of public offerings or auctions authorized by the Commission.

III. The acquisition is made with a charge to their stockholders' equity, in which case they may maintain them in their own possession without the need to reduce the capital stock, or with a charge to the capital stock, in which case they will be converted into unsubscribed shares held in treasury, without the need for a resolution of the shareholders' meeting. Fixed capital companies may convert shares acquired under this article into unsubscribed shares held in treasury.

In any case, the amount of subscribed and paid-in capital must be disclosed when the authorized capital represented by the issued and unsubscribed shares is disclosed.

IV. The general ordinary shareholders' meeting expressly resolves, for each fiscal year, the maximum amount of funds that may be used for the purchase of the Company's own shares or debt securities representing such shares, with the sole limitation that the total amount of funds that may be used for such purpose shall in no case exceed the total balance of the Company's net income, including retained earnings.

V. The company is up to date in the payment of the obligations derived from debt instruments registered in the Registry.

VI. The maintenance requirements of the stock exchange where its securities are listed are complied with.

The Company's own shares and the debt securities representing such shares owned by the Company or, as the case may be, the unsubscribed shares issued and held in treasury, may be placed among the investing public without requiring a resolution of the shareholders' meeting or a resolution of the board of directors. For purposes of the provisions of this paragraph, the provisions of Article 132 of the General Law of Commercial Companies will not be applicable.

As long as the shares belong to the corporation, they may not be represented or voted at shareholders' meetings, nor may any corporate or economic rights of any kind be exercised.

Entities that are controlled by a stock corporation may not acquire, directly or indirectly, shares representing the capital stock of the stock corporation to which they are related or debt securities representing such shares. Acquisitions made through investment companies are exempted from the above prohibition.

The provisions of this article shall also apply to acquisitions or disposals of derivative financial instruments or warrants having as underlying shares representing the capital stock of the company, which are liquidable in kind, in which case the provisions of sections I and II of this legal provision shall not be applicable to the acquisitions or disposals.

The acquisitions and disposals referred to in this article, the reports on such transactions to be submitted to the shareholders' meeting, the disclosure standards and the form and terms in which these transactions are disclosed to the Commission, the stock exchange and the public, shall be subject to the general provisions issued by the Commission itself".

"Article 366. The persons referred to in Sections I to IV of Article 363 of this Law and the trustees of trusts that are constituted for the purpose of establishing stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer, simplified issuer or legal entities controlled by it and any other fund with similar purposes, directly or indirectly constituted by such issuer or simplified issuer, may only dispose of or acquire from the issuer or simplified issuer to which they are related, the shares representing its capital stock or the debt securities representing them, through public offerings or auctions authorized by the Commission or those directly carried out by the simplified issuers.

The persons and fiduciary institutions referred to in this article, prior to entering into transactions, shall consult the issuer or simplified issuer with which they are related, in accordance with the policies, guidelines or mechanisms established for such purpose, whether it has transmitted or intends to transmit orders to acquire or place shares representing its capital stock or debt securities representing them, in which case, such persons and fiduciary institutions shall refrain from sending purchase or sale orders, as applicable, except in the case of public offerings.

The absence of such policies, guidelines or mechanisms shall not excuse the aforementioned persons and trust institutions from their obligation to carry out the consultation referred to in the immediately preceding paragraph, in any case, through the responsible person designated by the issuer or simplified issuer to operate its repurchase fund, prior to entering into transactions.

The provisions of this article shall be applicable to transactions with warrants or derivative financial instruments having as underlying shares representing the capital stock of the issuer or simplified issuer or debt securities representing them."

"The persons referred to in the first paragraph of Article 366 of this Law shall not be subject to the provisions of the aforementioned precept, when any of the following acts are involved:

I. Transfers of shares that the issuer in question makes to the fiduciary institutions of irrevocable trusts, which are constituted for the sole purpose of establishing stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer, or simplified issuer, The Company or simplified issuer must inform the public of such circumstance prior to the execution of the aforementioned transfers, disclosing the conditions and causes that motivate them and complying with the general provisions issued by the Commission.

Stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer or simplified issuer or legal entities controlled by it and any other fund with similar purposes, must be previously approved by the stockholders' meeting of the issuer or simplified issuer in question and provide for general and equivalent treatment for employees who maintain similar working conditions.

II. Placement transactions that the issuer or simplified issuer in question carries out with the persons and fiduciary institutions referred to in the first paragraph of this article, when such persons or institutions exercise rights derived from optional purchase securities liquidable in kind issued by the issuer or simplified issuer, whose underlying corresponds to the shares of the issuer or simplified issuer, or debt securities representing them. The foregoing, provided that the warrants have been acquired in the secondary market by a person other than the issuer or simplified issuer or in a public offering.

III. The acquisitions or placements of own shares or debt securities representing such shares, which the issuer or simplified issuer in question makes with the trust institutions mentioned in this article, provided that the following conditions are met:

a) The fiduciary institutions must certify that they have ordered the presentation on the stock exchange of purchase or sale bids on the shares of the issuer or simplified issuer or debt securities representing such shares, as well as the maintenance of such bids for a minimum period of one hour during the corresponding stock exchange session.

b) The issuer or simplified issuer must inform the public, through the means established by the stock exchange, of its intention to participate in an auction operation, at least ten minutes prior to the transmission to the stock exchange of the bids derived from its orders.

c) That the acquisition or placement is carried out through auction operations under the terms of the internal regulations of the corresponding stock exchange, in which case the trust institutions referred to must instruct the presentation of their bids at the same price at which they placed the orders referred to in paragraph a) above.

IV. The acquisitions or placements that the issuer carries out with the persons referred to in Article 363, Sections I and II, of this Law, in compliance with stipulations contained in agreements or contracts recognized in the bylaws of the issuer or simplified issuer in question, in which rights are established in favor of strategic partners whose holding of securities is restricted up to a certain percentage of the capital stock, provided that the issuer or simplified issuer communicates such circumstance to the stock exchange, through the means established by the latter.

The Commission, by means of general provisions, may establish additional exceptions to those indicated in this article."

2.	Data Protection. The Participant acknowledges that, in connection with the implementation of the Plan, the Company and its subsidiaries will have access to personal and private information concerning the Participant (the "Personal Data") and will make the use established by law to comply with the provisions of the Plan. Therefore, the Participant acknowledges and agrees that the protection and handling of his or her Personal Data will be carried out in accordance with the provisions of the data privacy notice that the Participant has already signed with any subsidiary of Vesta, and acknowledges that the exercise of the corresponding ARCO rights will be in terms of the referred data privacy notice already signed. Furthermore, the Participant agrees that in order for Vesta to comply with its obligations under the Plan, Vesta may at any time request and receive from any of its subsidiaries the Personal Data necessary for the implementation of the Plan.

3.	Amendment of the Plan. This Plan may be amended at any time by the Board, provided that such amendments may not retroactively diminish, or have an adverse effect on, the Principal Rights of the Participants, but may alter in any respect the other terms and conditions of this Plan. Any amendment to this Plan will be notified by the Corporate Practices Committee to the Participants and the Technical Committee to the Trustee, delivering, each time it is applicable, a copy of the text of the new amended Plan.

4.	Applicable Law. The Plan and all documents derived therefrom shall be subject to the laws of the United Mexican States and the federal courts residing in Mexico City shall have exclusive jurisdiction to resolve any dispute arising from the Plan and all documents derived therefrom.

IV.       PROVISIONS OF EACH PART OF THE PLAN

Part A.

Under Part A of the Plan, the Company, through the Corporate Practices Committee, in its sole discretion, may offer to persons determined by the Board, Part A in the time periods and on the terms set forth in this Part A of the Plan at a value determined by the Company in the Grant Notice. Part A of the Plan shall be implemented under the following rules and all those included in the Grant Notice.

A.1. Eligibility. Subject only to the terms and conditions of this Part A Plan, persons designated by the Corporate Practices Committee shall be eligible to participate in this Part A Plan to receive Part A Shares only if he or she is a Participant as defined in Rule A.2 below.

In addition, the Board shall have the authority to determine that the minimum amount to be awarded to Participants under Part A of the Plan by virtue of performance during any year during which this Plan is in effect may be equal to 40% of the target Shares established by the Board in the event that the previously established target Shares are not achieved; provided further that in no year may Shares in excess of 150% of the established target Shares be awarded to Participants.

A.2. Eligible Persons. For purposes of Rule A.1. above, only those individuals designated by the Corporate Practices Committee who have at the time of the Notice of Grant of Part A Shares an employment contract for an indefinite period of time with any of Vesta's subsidiaries and comply with the terms thereof.

A.3 Ineligible Individuals. No person shall be eligible to receive Part A Shares if at the time of the Notice of Grant of Part A Shares he is ineligible to participate in Part A of the Plan under Rule A.2. above.

A.4. Grant of Part A Shares. Pursuant to this Part A of the Plan, the Corporate Practices Committee may grant Part A Shares to Participants within the time period and at the value per Part A Share determined in the Notice of Grant.

A.5 Notice of Grant of Part A Shares. Human Resources will notify the elected Participant by delivering a Notice of Grant of Part A Shares stating the terms and conditions for the receipt of Part A Shares, including, among other things, the Subscription Price per Part A Share.

A.6 Time Period for the Grant of Part A Shares. Within the first two months of each fiscal year, the Corporate Practices Committee will approve the guidelines for the grant of Part A Shares, which will include the designation of the Participants and the specific terms and conditions of each grant of Part A Shares. Subsequently, Human Resources will deliver to each Participant the respective Grant Notice.

A.7 Non-Grant of Part A Shares. In the event that the Corporate Practices Committee determines at any exercise that no Part A Shares shall be granted, no Participant or person shall have any right to require the grant of Part A Shares. Likewise, the failure of any exercise to grant Part A Shares to Participants shall not give any right to then existing Participants to accelerate any time period then running.

A.8 Non-Transferable Rights. The Participant acknowledges that the rights granted under this Plan are personal and are not transferable by inter vivos acts. In the event a Participant receives a Notice of Grant, the Participant agrees and undertakes not to transfer in any manner any rights to receive Part A Shares granted to him or her by a Notice of Grant. If such rights are transferred or attempted to be transferred, the Participant agrees that he or she will permanently forfeit the right to receive Part A Shares and may be excluded from this Plan.

A.9. Transfer of Vesta Shares. The Company will comply with Part A of the Plan by transferring, through the Trust, Part A Shares in favor of the Participant on the applicable dates in accordance with the Grant Notice.

A.10 Vesting. Participants shall solely and exclusively be entitled to receive Part A Shares, and thereby acquire Part A Shares, under Part A of this Plan, provided that the following conditions are met:

(A)        The Participants have executed and submitted all Required Documentation;

(B)        The Participants have not brought any action or recourse against the Company or its Affiliates; and

(C)        The time period set forth in the Notice of Grant has elapsed, such time period to be counted from the date of the Notice of Grant, during which the Participant has rendered subordinate personal services to any subsidiary of Vesta, provided, however, that only if there is an Unjustified Dismissal (as such term is defined below in this Part A of the Plan ) of the respective Participant shall the Part A Shares granted under the Notice of Grant be Released , that only if there is an Unjustified Dismissal (as such term is defined below in this Part A of the Plan) of the respective Participant, the Part A Shares granted under the Notice of Grant will be released to the Participant in full on the date on which the Unjustified Dismissal occurs.

A.11. Termination of the Employment Relationship. If the employment relationship existing between each of the Participants and any of the Vesta Subsidiaries terminates on or prior to the Release Date due to any of the circumstances set forth below, then the following rules shall apply to determine whether and on what terms the Participant or Legitimate Successors, as the case may be, are (or are not) entitled to receive Part A Shares:

(i)       Termination for Cause: If the corresponding subsidiary of Vesta terminates the employment relationship with any of the Participants in a justified manner and for any of the causes set forth in Article 47 of the Federal Labor Law (a "Dismissal with Just Cause"), the corresponding Participant will lose his right to receive the corresponding Part A Shares, which will be applied, cancelled or placed as determined by the Technical Committee; provided, however, that if at the time the Dismissal for Cause takes place, part of the Part A Shares have already been released to the Participant, the Participant will have forfeited any right to acquire the outstanding percentage of the Part A Shares at any time thereafter;

(ii)       Unjustified Dismissal: If the subsidiary of Vesta terminates the employment relationship with any of the Participants without just cause, in the event that it is finally and unappealably determined by a competent court (an "Unjustified Dismissal"), the corresponding Participant will be entitled to receive the Part A Shares considering the Participation Percentage that corresponds to the Participant according to the Vesting Percentage, notwithstanding that he/she is no longer rendering personal and subordinate services for any of the subsidiaries of Vesta;

(iii)       Resignation: If any Participant voluntarily resigns from employment with any of Vesta's subsidiaries prior to the receipt of the Part A Shares, the Participant forfeits the opportunity to, and hereby waives any rights in connection with the receipt of the Part A Shares and his or her Trustee Rights, which, as determined by the Corporate Practices Committee in its sole discretion, may be allocated to new Participants, or to Participants who are already beneficiaries of the Plan in order to increase their Maximum Participation Percentages and/or permanently terminated; and

(iv)       Death or Permanent Total Disability: If any of the Participants dies or if the Permanent Total Disability of any of the Participants is determined before a receipt of Part A Shares takes place, the Legitimate Successors of the corresponding Participant will be entitled to receive the Participant's share of the Part A Shares, considering the Participation Percentage that up to the date of death or of the determination of the Permanent Total Disability corresponds to the Participant according to the Vesting Percentage. The Participant's Legitimate Successors shall be entitled to receive the Part A Shares that would have corresponded to the Participant only and exclusively in the event that they prove in a reliable and indubitable manner to the Company their capacity as Legitimate Successors.

A.12. Release. Upon compliance with the conditions and terms set forth in the Notice of Grant of Part A Shares, specifically the Collaboration Period, on each Anniversary as of the Vesting Date of the Part A Shares, the Participant shall be entitled to have the Trustee of the Trust, in accordance with the instructions given by the Technical Committee, release and transfer the Part A Shares. On each Anniversary the Trustee, upon instructions from the Technical Committee, will release in equal parts one third of the accrued Part A Shares in favor of the Participant and the acquisition price will be deemed to be the value indicated in the Grant Notice.

A.13. Delivery of Shares. Upon receipt of the Release Notice by the trustee of the Trust, without further requirement, the trustee of the Trust will issue the corresponding instructions to the respective stock broker to credit the Participant's account with the Part A Shares in a proportion of one third of the total of the Part A Shares corresponding to him/her and the Trustee will transfer to the Participant's account indicated in the Release Notice, the number of Part A Shares to be released. The notice must include all the data and instructions to complete before the Stock Exchange and INDEVAL, the transfer of the Part A Shares (the "Release Notice").

A.14. Corporate Rights. Until Part A Shares are released to Participants, no Participant shall have any corporate rights with respect to the Part A Shares. Until such time as the Part A Shares are released and transferred to the Participants, only the Trustee of the Trust may exercise the economic and corporate rights derived from the Part A Shares as follows:

a) Once the Part A Shares are released in whole or in part, the Participant will acquire all the economic and corporate rights inherent to the Shares; and

b) In the event that the Company carries out any Distribution with respect to the Part A Shares, the Trustee of the Trust will receive such amounts and will release them in favor of the respective Participant in accordance with the instructions issued for such purpose by the Technical Committee pursuant to the provisions of the Trust.

A.15. Taxes.

a) Income from the release of Part A Shares. In terms of the Income Tax Law, the Participants will consider the release of Part A Shares as income similar to salaries in terms of Chapter II of Title IV of the Income Tax Law and will pay the corresponding Tax on the income obtained. The income will be the difference between the market value of the Part A Shares at the time of the release of the Part A Shares and the Price of the Part A Shares. At the time of receipt of the Notice of Grant and Vesting the Part A Shares should not cause taxes for the Participant. In terms of Articles 94 Section VII, 96 and 99 Section I of the Income Tax Law, Vesta must withhold and pay the Income Tax derived from the release of the Part A Shares. To such effect, unless the Participant delivers to Vesta the amount of the ISR to be paid, the Participant irrevocably agrees and instructs Vesta to take from any amount to be paid in cash to the Participant, the amount necessary to pay the ISR to be withheld and paid to SAT for the income derived from the receipt of Part A Shares. Likewise, if there is no amount in cash due to the Participant, the Participant authorizes Vesta to instruct the sale of any Shares to be released under this Plan to the Participant in question so that with the proceeds of such sale the corresponding

ISR is paid. In the event that there is no balance or Shares to pay the ISR, in accordance with article 6 of the Federal Fiscal Code, Vesta will not be obliged to instruct the release of the Part A Shares, if the Participant does not provide the necessary funds to make the withholding in local currency.

b) Tax on Dividends allocated to Part A Shares. Pursuant to the LISR, the broker that has custody of the Shares will withhold income tax in accordance with Articles 140 and 164 of the LISR, on the Distributions allocated to the Part A Shares that are released and paid to the Participants under this Plan. Pursuant to Article 114 of the LISR Regulations, since the shares are placed among the general investor public, Vesta will send INDEVAL the amount of the Dividends distributed together with the tax receipt referred to in Article 76 section XI, paragraph b) of the LISR. INDEVAL will in turn send to the corresponding broker the amount of the Distributions received from Vesta so that the broker may withhold the respective tax and, if it also acts as custodian of the Part A Shares, will issue the tax receipt referred to in Article 76, Section XI, paragraph b) of the LISR when it pays the Distributions to the Participants in accordance with the Trust and this Plan. Vesta must provide the broker with information regarding the amount of the Distribution, as well as whether the Distribution comes from Vesta's net taxable income account or whether it does not come from such account in order to issue the respective tax receipt.

A.16. Assignment. The right to receive Part A Shares is nontransferable by Participants, except to the Legitimate Successors.

A.17. Corporate Events. In the event that the Company is acquired by third parties or the Control changes (in terms of the provisions of the Bylaws), the Corporate Practices Committee will notify the Participants that the Part A Shares will be released in advance of the deadlines set forth in the Vesting schedule.

A.18. Term of Part A. Part A of the Plan shall be effective from the date of adoption by the Board until the date of the Release of all the Part A Shares allocated by the Corporate Practices Committee.

Part B.

Under Part B of the Plan, the Company, in its sole discretion, may offer Participants the right to participate in this Part B Plan to receive Part B Shares in the time periods and on the terms set forth in this Part B Plan at the market price at which the Shares are traded on the Stock Exchange. Part B of the Plan will be implemented under the following rules:

B.1. Eligibility. Subject only to the terms and conditions of this Part B Plan, persons designated by the Corporate Practices Committee shall be eligible to participate in this Part B Plan to receive through the Trust, Part B Shares.

B.2. Granting of the Benefit. For purposes of Rule B.1. above, only individuals who at the time of the Notice of Grant of Part B Shares have in effect an employment contract for an indefinite period of time with any subsidiary of Vesta and comply with the terms thereof may be designated as Participants to receive the benefit of Part B Shares.

B.3 Ineligible Individuals. No person shall be eligible to receive the Part B Stock benefit if, at the time of the Notice of Grant of the Part B Stock Option, he is not eligible to participate in Part B of the Plan pursuant to Rule B.2. above.

B.4. Part B Shares. In order to implement Part B of the Plan, each Participant will contribute to the Trust, or deliver to Vesta, the Participant Contribution. In this case, for each Participant who is granted Part B Shares and makes the Participant's Contribution, Vesta will contribute to the Trust an equal amount of up to twenty percent (20%) of the Participant's Contribution, so that with the sum of both amounts (the Participant's Contribution plus the Vesta Contribution), the Trustee, based on the instructions given by the Technical Committee, acquire Shares in the Stock Exchange, or Vesta will transfer the respective number of Shares, which will be owned by the Trust for the benefit of the Participants and will be Released to the Participants in accordance with this Part B of the Plan in the terms set forth in the Release schedule.

B.5. Notice of Grant of Part B Shares. The Company's Corporate Practices Committee will elect in its sole discretion the Participants to whom the benefits of this Part B Plan will be granted and who will be entitled to receive Part B Shares, and will define the Maximum Participation Percentage to which the Participants will be entitled.

B.6 Notice of Grant. Human Resources will deliver to the Participants, a Notice of Grant of Part B Shares (the "Grant Notice"), which must contain, without limitation, the name of the Participant, the date as of which he/she will be a beneficiary of the Part B Stock Plan and the Maximum Participation Percentage assigned to him/her. Participants will have 15 (fifteen) Business Days from the date the Notice of Grant was delivered to them to deliver to Human Resources a notice of acceptance (the "Participant's Notice") setting forth the Participant's Contribution. If at the expiration of such 15 (fifteen) Business Day period Participants fail to deliver the Participant's Notice, it will be deemed that the Participant has elected not to accept benefits under Part B of the Plan.

B.7. Participation Percentages. Upon receipt of a Participant's Notice, Human Resources will deliver a notice to the Technical Committee of the Trust with the names and Maximum Participation Percentages of each of the Participants that have delivered a Participant's Notice; as well as the amount of the Participant's Contribution and the Vesta Contribution and the necessary resources for the Trustee to acquire the number of shares indicated in the aforementioned notice, or Vesta will transfer to the Trust the corresponding number of Shares. The Trustee will hold the Part B Shares in ownership and exercise all corporate rights derived therefrom until they are released and transferred to the Participants in accordance with this Part B Plan and the terms of the Trust. The Settlor will maintain a record for each Participant of the Part B Shares he acquires. To such Part B Shares will be allocated any Distributions which it is entitled to receive under the terms of the Trust. The aforementioned will be complied with by the Trustee always in accordance with the instructions of the Technical Committee issued for such purposes.

B.8. Exercise. Participants elected by the Corporate Practices Committee who have submitted a Participant Notice are obligated to execute all Required Documentation.

B.9. Failure to Make Contributions. In the event that Participants fail to make Participant Contributions to the Trust in accordance with the time periods set forth in the Grant Notice, Participants shall automatically forfeit, by that fact alone, and without the need for any notice or act, all of their rights to participate in Part B of the Plan and any amounts they have contributed to the Trust to acquire Part B Shares shall be refunded.

B.10. Requirements to Receive Part B Shares. Participants shall only and exclusively be entitled to receive Part B Shares under this Plan if the following conditions are met:

(A)	The Participants have executed and delivered all the Required Documentation;

(B)	The Participants have not brought any action or recourse against the Company or its Affiliates;

(C)	Subject as set forth below, on the Part B Share Release Date, each Participant has an employment contract of indeterminate duration with, and is actively and exclusively performing subordinate personal services for, any subsidiary of Vesta; and

(D)	To carry out the Participant's Contribution to the Trust in accordance with the provisions of the Participation Notice.

B.11. Corporate Rights. Until such time as the Part B Shares are released to Participants, no Participant shall have any corporate rights with respect to the Part B Shares. Until the Part B Shares are released to the Participants, only the Trustee of the Trust may exercise the economic and corporate rights derived from the Part B Shares in terms of the Trust and in the following manner:

a) Once the Part B Shares are Released in whole or in part, the Participant holding such shares shall acquire all the economic and corporate rights inherent to the Shares; and

b) In the event that the Company carries out any Distribution with respect to the Part B Shares prior to their Release, the Trustee of the Trust will receive such amounts and will release them in favor of the respective Participant in accordance with the instructions issued by the Technical Committee for such purpose pursuant to the terms of the Trust.

B.12. Termination of the Employment Relationship. If the employment relationship existing between each of the Participants with any of Vesta's subsidiaries terminates on or prior to the Release Date, due to any of the circumstances set forth below, then the following rules will apply to determine whether and on what terms the Participant or applicable Legitimate Successors, as the case may be, is (or are not) entitled to have all or a portion of the Part B Shares Released:

(i)	Termination for Cause: If the relevant Vesta subsidiary terminates the employment relationship with any of the Participants in a justified manner and for any of the causes set forth in Article 47 of the Federal Labor Law (a "Dismissal with Justifiable Cause"), the corresponding Participant will only have the right to receive the Part B Shares that the Trust would have received and that correspond to those acquired with the resources of the Participant's Contribution and will lose its right to acquire the Part B Shares that have been transferred with the Vesta Contribution that correspond to it and that at the date of the dismissal have not been released to the Participant, which will be applied as determined by the Technical Committee.

(ii)	Unjustified Dismissal: If the applicable Vesta subsidiary terminates the employment of any Participant without just cause, as finally and irrevocably determined by a court of competent jurisdiction (an "Unjustified Dismissal"), the applicable Participant will be entitled to receive Part B Shares based on the Participant's applicable Vesting Percentage under the applicable Vesting Schedule, the relevant Participant will be entitled to receive Part B Shares at the Participant's applicable Vesting Percentage according to the applicable Vesting Percentage under the Vesting Schedule, notwithstanding that he/she is no longer performing personal and subordinate services for the respective subsidiary of Vesta;

(iii)	Resignation: If any Participant voluntarily resigns his employment with the respective subsidiary of Vesta before the release of the Part B Shares takes place, the Participant will lose the opportunity to, and hereby waives the right to, exercise any rights in relation to the Part B Shares and his Trust Rights, which will be applied as determined by the Technical Committee, the foregoing, except for the Release of the Part B Shares that would have been received by the Trust and that correspond to those acquired with the Participant's Contribution in question and the portion that corresponds to him/her of the Part B Shares considering the Participation Percentage according to the Vesting Percentage that is applicable according to the Vesting schedule as of the date of resignation; y

(iv)	Death or Permanent Total Disability: If any of the Participants dies or if the Permanent Total Disability of any of the Participants is determined before a transfer of Part B Shares takes place, the Legitimate Successors of the corresponding Participant will be entitled to receive the Part B Shares, considering the Participation Percentage that up to the date of death or of the determination of the Permanent Total Disability corresponds to the Participant according to the Vesting Percentage that is applicable according to the Vesting Schedule as of the date of death or of the determination of Permanent Total Disability. The Participant's Legitimate Successors shall be entitled to receive the Participant's pro rata share of the Part B Shares only and exclusively in the event that they can reliably and unquestionably demonstrate their status as Legitimate Successors.

B.13. Assignment.  The right to receive Part B Shares is not transferable by the Participants, except in the case of transfer in favor of Legitimate Successors.

B.14. Corporate Events. In the event that the Company is acquired by third parties or the Control changes (in terms of the provisions of Vesta's Bylaws), the Corporate Practices Committee will notify the Participants that the Part B Shares will be released in advance of the deadlines set forth in the Release schedule.

B.15. Term of the Plan. Part B of the Plan shall terminate when determined by the Company's Corporate Practices Committee, when the Part B Shares are delivered in full and/or cancelled in their entirety and/or in the event that any of the Participants initiates a judicial or administrative proceeding with the purpose of declaring this Plan to be a general employment benefit.

B.16. Legal Documentation. Each Participant participating in the Plan shall be required to sign all Required Documentation; provided, however, that only those Participants who sign and/or deliver all of the Required Documentation shall have rights under the Plan.

B.17. Taxes. The Participants agree that the amounts or shares contributed by Vesta to the Trust for the subscription of the Part B Shares shall be considered income from the acquisition of Vesta shares, which shall be received at the time the Pate B Shares are Released pursuant to Rule 3.12.1 of the Miscellaneous Tax Resolution for 2017 or such provision that replaces it.

With respect to the Participant's Contribution, such amount will not generate income tax and will be considered together with the Vesta Contribution as the proven acquisition cost of the Part B Shares.

As long as the Part B Shares are not Released, in accordance with the LISR, Vesta will withhold income tax in accordance with articles 140 and 164 of the LISR through the brokerage house that has custody of the Part B Shares at the time of the Release. Pursuant to Article 114 of the Income Tax Law Regulations, since the shares are placed among the general investor public, Vesta will send the amount of the Distributions to INDEVAL. INDEVAL will in turn send to the corresponding brokerage house the amount of the Distributions it receives from Vesta so that the brokerage house may withhold the respective tax and, if it also acts as custodian of the Part B Shares, it will issue the tax receipt referred to in Article 76 section XI paragraph b) of the LISR when it pays the Distributions under this Plan. Vesta must provide the brokerage house with information regarding the amount of the Distributions, as well as whether the Distributions come from Vesta's net taxable income account or whether they do not come from such account in order to issue the respective tax receipt.

**End of text**

Annex "B".

to the Amending and Restatement Agreement to the

Irrevocable Trust Agreement

Transfer of Ownership and Administration

RETIREMENT PLAN

Approved by Vesta's Corporate Practices Committee on October 11, 2021 and ratified by Vesta's Board of Directors on October 20, 2021.

The Plan is a benefit of Vesta in favor of Participants who were employed by any Subsidiary of Vesta and who have met the requirements established by the Corporate Practices Committee to apply for retirement.  The Plan is a recognition of the past performance of executives of Vesta companies.

Participation in the Plan is an investment opportunity other than an employment contract, and therefore there are risks associated with the investment.  Any person who participates in the Plan will be deemed to be aware of and accept the risks of such investment and is participating of his or her own free will.

The Plan Rules are set forth below.

I.       INTRODUCTION.

This Retirement Plan (the "Plan") establishes the terms and conditions under which those persons who have been employees of any subsidiary of Vesta and who have met the requirements established by the Corporate Practices Committee of Corporación Inmobiliaria Vesta, SAB de C.V. ("Vesta" or the "Company") for retirement may participate in the Plan.

As such, the Plan is not and should not be considered as an employment benefit of the Company, but rather as a one-time, one-time, contingent incentive offered by the Company to Participants in the event (and only in the event) that the conditions and requirements set forth in the Plan and related documentation are met. Shares acquired under the Plan or any cash amount do not form part of the Participants' employment benefits with any of Vesta's subsidiaries.

In addition, the election of the Participants as beneficiaries of the Plan does not imply in any way the existence of an employment relationship between the Participants and Vesta or Vesta's subsidiaries.

The Plan will be implemented through the Trust, the assets of which will consist of the Plan Shares. On the date on which the Plan Shares are assigned to the Trust or acquired by the Trustee, the Shares will be fully subscribed and paid for by the Trustee under the terms of the Trust.

The operations of the Trust will be coordinated through a Technical Committee, which will be comprised of those persons designated by Vesta pursuant to the Trust and will be the only body empowered and competent to issue instructions or deliver notices and notifications to the Trustee, on any matter, act or fact directly or indirectly related to the Trust and the Plan.

II.       DEFINITIONS.

For the purposes of this Plan, the terms used below with initial capital letters, whether singular or plural, shall have the following meanings without distinction:

"Shares" means single series, ordinary, nominative, registered shares, without expression of par value, representing the variable part of the capital stock of the Company.

"Plan Shares" means the number of Shares that have already been contributed to, and are an integral part of the Trust Assets for the benefit of the applicable Participant, under the 21-25 Incentive Plan and/or the Current Incentive Plan, at the time the Participant has met the requirements established by the Vesta Corporate Practices Committee for Retirement.

"Affiliate" means, with respect to any Person, other than a natural Person, all present or future subsidiaries, partners or controlling shareholders of such Person and Persons that are Controlled or under common Control of such Person, and in the case of natural Persons, the term "Affiliate" means the spouse, and the ascendants or descendants, in direct or indirect line, of such Person, including parents, grandparents, children, grandchildren and siblings.

"Anniversary" means the day corresponding to each anniversary of the Reference Date.

"Governmental Authority" means, any sovereign government or any political subdivision thereof, whether federal, state or municipal, any legislative or judicial body, and any agency, authority, legislative body, court, tribunal, central bank or other entity exercising executive, legislative, judicial, fiscal, regulatory, administrative powers or functions of, or pertaining to, the government (including deconcentrated and decentralized governmental agencies).

"Stock Exchange" means the Bolsa Mexicana de Valores, S.A.B. de C.V. and/or any other stock exchange authorized under applicable laws to operate Securities in Mexico.

"Corporate Practices Committee" means the corporate practices committee of the Company, or the body performing the functions thereof within the Company.

"Technical Committee" means the body of the Trust responsible for receiving instructions from the Company for the implementation of the Plan and for issuing instructions to the Trustee.

"Board" means the board of directors of the Company.

"Control" means the ownership, directly or indirectly, of shares representing voting capital carrying the right to vote any decision and to impose it by majority vote or the power to direct or cause to be directed the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling", "Controlled" and "under common Control", have correlative meanings.

"Permitted Deductions" means payments for (i) Taxes and fees paid to any Governmental Authority for the Release of Shares under the Plan, (ii) fees paid to third parties or commissions of any kind arising from the Release of the Shares or for any Distributions to be made in respect of the Shares.

"Trustee Rights" means all rights accruing to any of the Participants participating in the Plan and joining the Trust as trustees in respect of the Trust Assets.

"Participant's Principal Rights" means in relation to each Participant, the Maximum Participation Percentage.

"Distributions" means any cash payments, Dividends and any other payments made by the Company in respect of Shares.

"Net Distributions" means Distributions less Permitted Deductions.

"Dividends" means any dividends and/or profit distributions of any nature, paid, either in cash or in kind to the shareholders of the Company in respect of shares representing the capital stock of the Company that qualify as paid-up shares in terms of Applicable Law.

"Required Documentation" means such documentation and information as may from time to time, in its sole discretion, be required or requested by Human Resources and/or the Technical Committee from Participants and/or Legitimate Successors, as the case may be, to document and implement their participation in the Plan.

"Articles of Incorporation" means the current Articles of Incorporation of the Company, as the same may be amended and modified from time to time.

"Reference Date" means the day on which the respective incentive amount is determined.

"Trust" means the Irrevocable Transferable Ownership and Management Trust entered into by the Company and the Trustee to, among other things, implement the Plan.

"Trustee" means the domestic financial institution chosen by the Corporation to act as trustee of the Trust.

"Tax" or "Taxes" means all taxes, social security contributions, duties, fees, contributions, tariffs and other charges considered as such under applicable law, imposed by any Governmental Authority, including income tax, property tax and improvement contributions, withholding taxes, contributions to the Mexican Social Security Institute, contributions to the Retirement Savings System, contributions to the National Workers' Housing Fund Institute, and value added tax, including in each case any charges, interest, subcharges, additions, accessories or penalties imposed by any Governmental Authority in connection with the foregoing.

"Permanent Total Disability" means the loss of faculties or aptitudes that makes it impossible for any Participant to perform any work for the rest of his/her life, as determined by the Mexican Social Security Institute in accordance with the applicable legislation.

"INDEVAL" means the S.D. Indeval, Instituto para el Depósito de Valores, S.A. de C.V.

"Retirement" means the act by means of which the respective Participant terminates his employment relationship with any of the Company's Subsidiaries for having met the requirements established by the Corporate Practices Committee to retire from employment, including without limitation, the maximum age and number of years of service in favor of one or more of Vesta's Subsidiaries during the rendering of such services.

"Securities Market Law" means the Securities Market Law in effect, as well as any provisions or rules applicable to transactions, securities or persons regulated by such law, as the same may be amended, added or replaced from time to time while the Trust is in effect.

"Release" means the transfer of legal title to Shares from the Trust in favor of each Participant, in the proportion to which he/she is entitled under the Plan and in accordance with the instructions issued for such purpose by the Technical Committee of the Trust.

LISR" means the Income Tax Law and its Regulations as well as the applicable Miscellaneous Tax Resolution Rules.

"Participants" means those persons who have been employees of any of Vesta's Subsidiaries and who have met the requirements established by the Corporate Practices Committee for their Retirement.

"Pesos" or "Ps$" means the legal tender in the United Mexican States.

"Plan" has the meaning set forth in the first paragraph of Section (I) of this Plan.

"Vesting Percentage" means the proportion (expressed as a percentage) in 1/3 (one-third) portions of the Plan Shares, which each Participant is entitled to receive over time, subject to the terms and conditions of this Plan. The Vesting Percentage shall be notified in writing to the Trustee by the Technical Committee.

"Participation Percentage" means the portion (expressed as a percentage) of the Maximum Participation Percentage to which Participants are entitled pursuant to the applicable Vesting Percentage.

"Maximum Participation Percentage" means the maximum percentage of participation in Plan Shares to which each Participant is entitled as of the date of his or her Retirement.

"Subscription Price" means the price that corresponds to each of the Plan Shares that a Participant receives or subscribes for as a result of the Plan, and that has been determined by Human Resources in the Notice of Grant to each Participant of Shares under the 21-25 Incentive Plan and/or the Current Incentive Plan.

"Human Resources" means the human resources and integrity management of Vesta, or any other area of Vesta that during the term of the Plan performs such functions.

"Company" or "Vesta" means Corporación Inmobiliaria Vesta, S.A.B. de C.V.

"Legitimate Successors" means, in the event of death or determination of Permanent Total Disability of a Participant, the heirs duly and expressly recognized as such by the appropriate Governmental Authority or duly designated and acknowledged in any testamentary disposition.

Except as otherwise expressly provided herein, all references to section, clause or subsection numbers or letters refer to sections, clauses or subsections of this Plan, and all references to exhibits refer to exhibits attached hereto and incorporated herein.

In the event of any discrepancy between the definitions contained in this section and any other provision of this Plan, the definition contained in such provision shall prevail and not the definition contained in this section.

Any reference to any law or regulation is deemed to include amendments thereto and any successor law or regulation thereto.

III.       COMMON PROVISIONS.

1.	Legal Provisions. Pursuant to the Securities Market Law, the Company and the Participants agree to comply with the provisions of said Law, specifically with the provisions of Articles 56, 366 and 367 of said law, which are transcribed below:

"Article 56. Stock corporations may acquire the shares representing their capital stock or debt securities representing such shares, without the prohibition established in the first paragraph of Article 134 of the General Law of Commercial Companies being applicable, provided that:

I. The acquisition is made on a national stock exchange.

II. The acquisition and, if applicable, the sale on the stock exchange, is made at market price, except in the case of public offerings or auctions authorized by the Commission.

III. The acquisition is made with a charge to their stockholders' equity, in which case they may maintain them in their own possession without the need to reduce the capital stock, or with a charge to the capital stock, in which case they will be converted into unsubscribed shares held in treasury, without the need for a resolution of the shareholders' meeting. Fixed capital companies may convert shares acquired under this article into unsubscribed shares held in treasury.

In any case, the amount of subscribed and paid-in capital must be disclosed when the authorized capital represented by the issued and unsubscribed shares is disclosed.

IV. The general ordinary shareholders' meeting expressly agrees, for each fiscal year, on the maximum amount of funds that may be used for the purchase of the Company's own shares or debt securities representing such shares, with the sole limitation that the sum of the funds that may be used for such purpose shall in no case exceed the total balance of the Company's net income, including retained earnings.

V. The company is up to date in the payment of the obligations derived from debt instruments registered in the Registry.

VI. The maintenance requirements of the stock exchange where its securities are listed are met.

The Company's own shares and the debt securities representing such shares owned by the Company or, as the case may be, the unsubscribed shares issued and held in treasury, may be placed among the investing public without requiring a resolution of the shareholders' meeting or a resolution of the board of directors. For purposes of the provisions of this paragraph, the provisions of Article 132 of the General Law of Commercial Companies will not be applicable.

As long as the shares belong to the corporation, they may not be represented or voted at shareholders' meetings, nor may any corporate or economic rights of any kind be exercised.

Entities that are controlled by a stock corporation may not acquire, directly or indirectly, shares representing the capital stock of the stock corporation to which they are related or debt securities representing such shares. Acquisitions made through investment companies are exempted from the above prohibition.

The provisions of this article shall also apply to acquisitions or disposals of derivative financial instruments or warrants having as underlying shares representing the capital stock of the company, which are liquidable in kind, in which case the provisions of sections I and II of this legal provision shall not be applicable to the acquisitions or disposals.

The acquisitions and disposals referred to in this article, the reports that must be submitted to the shareholders' meeting on such transactions, the rules for disclosure of information and the form and terms in which these transactions are disclosed to the Commission, the stock exchange and the public, shall be subject to the general provisions issued by the Commission itself."

"Article 366. The persons referred to in Sections I to IV of Article 363 of this Law and the trustees of trusts that are constituted for the purpose of establishing stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer, simplified issuer or legal entities controlled by it and any other fund with similar purposes, directly or indirectly constituted by such issuer or simplified issuer, may only dispose of or acquire from the issuer or simplified issuer to which they are related, the shares representing its capital stock or the debt securities representing them, by means of public offering or auctions authorized by the Commission or those carried out directly by the simplified issuers.

The persons and fiduciary institutions referred to in this article, prior to entering into transactions, shall consult the issuer or simplified issuer with which they are related, in accordance with the policies, guidelines or mechanisms established for such purpose, whether it has transmitted or intends to transmit orders to acquire or place shares representing its capital stock or debt securities representing them, in which case, such persons and fiduciary institutions shall refrain from sending purchase or sale orders, as applicable, except in the case of public offerings.

The absence of such policies, guidelines or mechanisms shall not excuse the aforementioned persons and trust institutions from their obligation to carry out the consultation referred to in the immediately preceding paragraph, in any case, through the responsible person designated by the issuer or simplified issuer to operate its repurchase fund, prior to entering into transactions.

The provisions of this article shall be applicable to transactions with warrants or derivative financial instruments having as underlying shares representing the capital stock of the issuer or simplified issuer or debt securities representing them."

"The persons referred to in the first paragraph of Article 366 of this Law shall not be subject to the provisions of the aforementioned precept, when any of the following acts are involved:

I. Transfers of shares that the issuer in question makes to the fiduciary institutions of irrevocable trusts, which are constituted for the sole purpose of establishing stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer, or simplified issuer, The Company or simplified issuer must inform the public of such circumstance prior to the execution of the aforementioned transfers, disclosing the conditions and causes that motivate them and complying with the general provisions issued by the Commission.

Stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer or simplified issuer or legal entities controlled by it and any other fund with similar purposes, must be previously approved by the stockholders' meeting of the issuer or simplified issuer in question and provide for general and equivalent treatment for employees who maintain similar working conditions.

II. Placement transactions that the issuer or simplified issuer in question carries out with the persons and fiduciary institutions referred to in the first paragraph of this article, when such persons or institutions exercise rights derived from optional purchase securities liquidable in kind issued by the issuer or simplified issuer, whose underlying corresponds to the shares of the issuer or simplified issuer, or debt securities representing them. The foregoing, provided that the warrants have been acquired in the secondary market by a person other than the issuer or simplified issuer or in a public offering.

III. The acquisitions or placements of own shares or debt securities representing such shares, which the issuer or simplified issuer in question makes with the trust institutions mentioned in this article, provided that the following conditions are met:

a) The fiduciary institutions must certify that they have ordered the presentation on the stock exchange of purchase or sale bids on the shares of the issuer or simplified issuer or debt securities representing such shares, as well as the maintenance of such bids for a minimum period of one hour during the corresponding stock exchange session.

b) The issuer or simplified issuer must inform the public, through the means established by the stock exchange, of its intention to participate in an auction operation, at least ten minutes prior to the transmission to the stock exchange of the bids derived from its orders.

c) That the acquisition or placement is carried out through auction operations under the terms of the internal regulations of the corresponding stock exchange, in which case the trust institutions referred to must instruct the presentation of their bids at the same price at which they placed the orders referred to in paragraph a) above.

IV. The acquisitions or placements that the issuer carries out with the persons referred to in Article 363, Sections I and II, of this Law, in compliance with stipulations contained in agreements or contracts recognized in the bylaws of the issuer or simplified issuer in question, in which rights are established in favor of strategic partners whose holding of securities is restricted up to a certain percentage of the capital stock, provided that the issuer or simplified issuer communicates such circumstance to the stock exchange, through the means established by the latter.

The Commission, by means of general provisions, may establish additional exceptions to those indicated in this article."

2.	Data Protection. The Participant acknowledges that, in connection with the implementation of the Plan, the Company and its subsidiaries will have access to personal and private information concerning the Participant (the "Personal Data") and will make the use established by law to comply with the provisions of the Plan. Therefore, the Participant acknowledges and agrees that the protection and handling of his or her Personal Data will be carried out in accordance with the provisions of the data privacy notice that the Participant has already signed with any subsidiary of Vesta, and acknowledges that the exercise of the corresponding ARCO rights will be in terms of the referred data privacy notice already signed. Furthermore, the Participant agrees that in order for Vesta to comply with its obligations under the Plan, Vesta may at any time request and receive from any of its subsidiaries the Personal Data necessary for the implementation of the Plan.

3.	Amendment of the Plan. This Plan may be amended at any time by the Board, provided that such amendments may not retroactively diminish, or have an adverse effect on, the Principal Rights of the Participants, but may alter in any respect the other terms and conditions of this Plan. Any amendment to this Plan will be notified by the Corporate Practices Committee to the Participants and by the Technical Committee to the Trustee, delivering, each time it is applicable, a copy of the text of the new amended Plan.

4.	Applicable Law. The Plan and all documents derived therefrom shall be subject to the laws of the United Mexican States and the federal courts residing in Mexico City shall have exclusive jurisdiction to resolve any dispute arising from the Plan and all documents derived therefrom.

IV.       PROVISIONS OF THE PLAN

Once an eligible Participant has applied for Retirement because he has met the requirements established by the Corporate Practices Committee, such Participant will be entitled to receive the Shares held for his benefit within the Trust Assets as of such date, whether received under the 21-25 Incentive Plan or under the Current Incentive Plan; however, he will not be entitled to receive additional Shares.

Eligible Individuals. Subject only to the terms and conditions of the Plan, designated individuals who have met the requirements established by the Corporate Practices Committee to apply for Retirement will be eligible for this Plan. Once a Participant is eligible for the Retirement Plan, the rules of this Plan will apply to Shares held as of the Participant's Retirement date by the Trust Assets under the 21-25 Incentive Plan and/or the Current Incentive Plan.

2.       Grant of Shares. The Shares corresponding to the Retirement Plan will be those that the Corporate Practices Committee has granted to the Eligible Individuals under the 21-25 Incentive Plan and/or the Current Incentive Plan.

3.       Non-Transferable Rights. The Participant acknowledges that the rights granted under this Plan are personal and are not transferable by inter vivos acts. In the event of transfer or attempted transfer of such rights, the Participant agrees that he/she will permanently forfeit the right to receive Plan Shares and may be excluded from this Plan.

4.        Vesting. Participants shall only and exclusively be entitled to receive Plan Shares, provided that the following conditions are met:

(A)        The Participants have met all the requirements established by the Corporate Practices Committee to apply for and have been granted a Pension;

(B)       The Participants have executed and delivered all Required Documentation; and

(C)       The Participants have not brought any action or recourse against the Company or its Affiliates.

5.       Release. Upon satisfaction of the conditions and terms provided in the Notice of Grant of Shares under the 21-25 Incentive Plan and/or the Current Incentive Plan, on each Anniversary from the Vesting Date of the Shares under the 21-25 Incentive Plan and/or the Current Incentive Plan, as applicable, the Participant will be entitled to have the Trustee, in accordance with prior instructions received by the Trustee from the Technical Committee, release and transfer to the Participant the Shares which on such date would have vested to the Participant under the 21-25 Incentive Plan and/or the Current Incentive Plan. On each Anniversary the Trustee, prior instructions from the Technical Committee, will release in equal parts, one third of the Shares that would correspond to the Participant under the 21-25 Incentive Plan and/or the Current Incentive Plan and the acquisition price will be considered to be the value indicated in the respective Grant Notice.

6.       Delivery of Shares. Upon receipt of the Notice of Release by the Trustee, without further requirement, the Trustee, upon instructions of the Technical Committee, will issue the corresponding instructions to the respective broker to credit the Participant's account with the Shares corresponding to the Participant under the 21-25 Incentive Plan and/or the Current Incentive Plan in a proportion of one third of the total Shares corresponding to the Participant under the 21-25 Incentive Plan and/or the Current Incentive Plan that are in the Trust Assets as of such date, and the Trustee will transfer to the Participant's account indicated in the Notice of Release, the number of Shares to be released. The notice must include all the data and instructions to complete before the Stock Exchange and INDEVAL, the transfer of the Shares (the "Release Notice").

7.   Death or Permanent Total Disability: If any Participant dies or if the Permanent Total Disability of any Participant is determined before a receipt of all of the Shares to which he is entitled under the 21-25 Incentive Plan and/or the Current Incentive Plan takes place, the Participant's Legitimate Successors will be entitled to receive the Participant's share of the Shares, considering the Participation Percentage that up to the date of death or of the determination of Permanent Total Disability corresponds to the Participant according to the Vesting Percentage. The Participant's Legitimate Successors shall be entitled to receive the Shares that would have corresponded to the Participant only and exclusively in the event that they prove in a reliable and indubitable manner to the Company their capacity as Legitimate Successors.

8. Corporate Rights. Until the Shares are released to the Participants, no Participant will have any corporate rights with respect to the Shares. Until such time as the Shares are released and transferred to the Participants, only the Trustee of the Trust may exercise the economic and corporate rights derived from the Shares as follows:

a) Once the Shares are released in whole or in part, the Participant will acquire all economic and corporate rights inherent to the Shares; and

b) In the event that the Company carries out any Distribution with respect to the Shares, the Trustee of the Trust will receive such amounts and will release them in favor of the respective Participant in accordance with the instructions issued for such purpose by the Technical Committee pursuant to the provisions of the Trust.

9. Taxes.

a) Income from the release of Shares. In terms of the Income Tax Law, the Participants will consider the release of Shares as income similar to salaries in terms of Chapter II of Title IV of the Income Tax Law and will pay the corresponding Tax on the income obtained. The income will be the difference between the market value of the Shares at the time of the release of Shares and the Price of the Shares. At the moment of receiving the Grant Notice and the Vesting of the Shares, they should not cause taxes for the Participant. In terms of Articles 94 section VII, 96 and 99 section I of the Income Tax Law, Vesta must withhold and pay the Income Tax derived from the release of Shares. To such effect, unless the Participant delivers to Vesta the amount of the ISR to be paid, the Participant irrevocably agrees and instructs Vesta to take from any amount to be paid in cash to the Participant, the amount necessary to pay the ISR to be withheld and paid to the SAT for the income derived from the receipt of Shares. Likewise, in the event that there is no amount in cash due to the Participant, the Participant authorizes Vesta to instruct the sale of any Shares to be released under this Plan to the Participant in question so that with the proceeds from such sale the corresponding ISR may be paid. In the event that there is no balance or Shares to pay the ISR, in accordance with article 6 of the Federal Fiscal Code, Vesta will not be obliged to instruct the release of the Shares if the Participant does not provide the necessary funds to make the withholding in local currency.

b) Tax on Dividends assigned to the Shares. Pursuant to the LISR, the broker that has custody of the Shares will withhold income tax in accordance with articles 140 and 164 of the LISR, on the Distributions allocated to the Shares that are released and paid to the Participants under this Plan. Pursuant to Article 114 of the Income Tax Law Regulations, since the Shares are shares placed among the general investor public, Vesta will send INDEVAL the amount of the Dividends distributed together with the tax receipt referred to in Article 76 section XI, paragraph b) of the Income Tax Law. INDEVAL will in turn send to the corresponding broker the amount of the Distributions received from Vesta so that the broker may withhold the respective tax and, if it also acts as custodian of the Shares, will issue the tax receipt referred to in Article 76 section XI, paragraph b) of the Income Tax Law when it pays the Distributions to the Participants in accordance with the Trust and this Plan. Vesta must provide the broker with information regarding the amount of the Distribution, as well as whether the Distribution comes from Vesta's net taxable income account or whether it does not come from such account in order to issue the respective tax receipt.

10. Assignment. The right to receive the Shares is not transferable by the Participants, except to the Legitimate Successors.

11. Corporate Events. In the event that the Company is acquired by third parties or the Control changes (in terms of the provisions of the Company's Bylaws), the Corporate Practices Committee will notify the Participants that the Shares will be released in advance of the deadlines set forth in the corresponding Vesting schedule.

12. Term of the Plan. The Plan shall be in effect from the date of the Participant's Retirement and until the date of the Release of all of the Shares allocated to such Participant under the 21-25 Incentive Plan and/or the Current Incentive Plan until the date of his or her Retirement.

**End of text

Annex "C".

to the Amending and Restatement Agreement to the

Irrevocable Trust Agreement

Transfer of Ownership and Administration

CURRENT INCENTIVE PLAN

Approved by the Ordinary General Shareholders' Meeting on March 21, 2024

Adopted by the Board of Directors at its meeting on January 24, 2024

The Plan is a benefit of Vesta for the benefit of Participants employed by the Vesta companies to align the interests of the executives of the Vesta companies to the long-term objectives of the company.  The Plan is a recognition of the past performance of the executives of the Vesta companies and an incentive for their future performance and commitment to the company's objectives.

Participation in the Plan is an investment opportunity other than an employment contract, and therefore there are risks associated with the investment.  Any person who participates in the Plan will be deemed to be aware of and accept the risks of such investment and is participating of his or her own free will.

The Plan Rules are set forth below.

I.       INTRODUCTION.

This Long-Term Incentive Plan for Participants (the "Plan") sets forth the terms and conditions under which certain persons who are Participants will be eligible from time to time, upon the recommendation of the Corporate Practices Committee of Corporación Inmobiliaria Vesta, S.A.B. de C.V. ("Vesta" or the "Company"), in its sole discretion, to grant stock awards to Participants. The long-term incentives will consist of the acquisition, subscription, payment and/or delivery of shares representing the capital stock of Vesta, through the authorized Stock Exchange and through the Trust (as such term is defined below). Participants must have entered into and maintain in effect an employment contract of indefinite duration and on an exclusive basis with any subsidiary of Vesta in order to be eligible to participate in the Plan.

The Plan establishes the rules of operation of two Parties:

Part A; and

Part B.

Together, Parts A and B shall constitute and form the Current Participant Incentive Plan.

As such, the Plan is not and should not be considered as an employment benefit of the Company, but rather as a one-time, one-time, contingent incentive offered by the Company to Participants in the event (and only in the event) that the conditions and requirements set forth in each of the Plan Parts and related documentation are met. Shares acquired under the Plan or any cash amount do not form part of the salary under the employment relationship held by Participants with any of Vesta's subsidiaries. Therefore, each Plan Share does not in any way imply or assure that Participants will be entitled to receive the same or a similar benefit in the future and/or during the term of their employment with any of Vesta's subsidiaries.

Likewise, the election of the Participants as beneficiaries of the respective Part or all the Parts of the Plan does not imply in any way the existence of an employment relationship between the Participants and Vesta or the other subsidiaries of Vesta other than the one with which the Participant in question has an employment contract for an indefinite period of time.

The Plan will be implemented through the Trust, the assets of which will consist of the Plan Shares. On the date on which the Plan Shares are transferred to the Trust Assets, or are acquired by the Trustee with contributions made by any of the Participants or with cash contributions made by the Company, the Shares will be considered as fully subscribed and paid by the Trustee and destined to the Part of the Plan corresponding to each of the Participants, subject to the terms, conditions and deadlines established in this Plan and in accordance with the recommendations of the Corporate Practices Committee, which will be notified to the Trustee in accordance with the terms, conditions and deadlines established in this Plan and in accordance with the recommendations of the Corporate Practices Committee, The Trustee will be notified through the Technical Committee (as such term is defined below) of the Trust of the recommendations of the Corporate Practices Committee, which will be notified to the Trustee. Likewise, the Trust's equity may be increased in the event that the Board, upon recommendation of the Company's Corporate Practices Committee, resolves to increase the number of shares of the Company allocated to the Plan and the corresponding Shares or cash contributions made by the Participants and/or the Company, as the case may be, which are used to subscribe and pay in full the Subscription Price or the Acquisition Price of such new shares allocated to the Plan.

The operations of the Trust will be coordinated through a Technical Committee, which will be comprised of those persons designated by Vesta pursuant to the Trust and will be the only body empowered and competent to issue instructions or deliver notices and notifications to the Trustee regarding any matter, act or fact directly or indirectly related to the Trust.

II.       DEFINITIONS.

For the purposes of this Plan, the terms used below with initial capital letters, whether singular or plural, shall have the following meanings without distinction:

"Shares" means single series, ordinary, nominative, registered shares, without expression of par value, representing the variable part of the capital stock of the Company.

"Part A Shares" means the number of Shares as determined by the Corporate Practices Committee representing the capital stock of the Company as of the Reference Date, which will be transferred by Vesta, or subscribed and paid through the Stock Exchange and will be held by the Trust for subsequent allocation and transfer to Participants at no cost to the Participant in accordance with the terms and conditions of Part A of the Plan.

"Part B Shares" means such number of Shares as determined by the Corporate Practices Committee, which will be transferred by Vesta, or subscribed and paid for by the Trust on the Stock Exchange and will, subject to applicable provisions, be transferred to Participants, through the Trust, in accordance with the terms and subject to the conditions set forth in Part B of the Plan.

"Affiliate" means, with respect to any Person, other than a natural Person, all present or future subsidiaries, partners or controlling shareholders of such Person and Persons that are Controlled or under common Control of such Person, and in the case of natural Persons, the term "Affiliate" means the spouse, and the ascendants or descendants, in direct or indirect line, of such Person, including parents, grandparents, children, grandchildren and siblings.

"Anniversary" means the day corresponding to each anniversary of the Reference Date.

"Participant's Contribution" means those amounts that the Participant contributes to the Trust from the Participant's own resources or is entitled to receive from the subsidiary of Vesta with which it has an employment relationship in order for the Trustee (at the direction of the Technical Committee) to acquire Shares of the Company for the benefit of the Participant in accordance with Part B of the Plan.

"Vesta Contribution" means those Shares transferred by Vesta, or those amounts contributed by Vesta to the Trust from Vesta's own resources to enable the Trustee to acquire (at the direction of the Technical Committee) Shares of the Company for the benefit of Participants in accordance with Part B of the Plan.

"Governmental Authority" means, any sovereign government or any political sub-division thereof, whether federal, state or municipal, any legislative or judicial body, and any agency, authority, legislative body, court, tribunal, central bank or other entity exercising executive, legislative, judicial, fiscal, regulatory, administrative powers or functions of or pertaining to the government (including deconcentrated and decentralized governmental agencies).

"Release Notice" has the meaning ascribed to it in Part A and Part B of this Plan.

"Grant Notice" means the offer made by the Company to each Participant to participate in the Plan and to be entitled to acquire Part A Shares or Part B Shares, subject to compliance with the requirements of the Plan and on the terms of the Plan itself.

"Stock Exchange" means the Bolsa Mexicana de Valores, S.A.B. de C.V. and/or any other stock exchange authorized under applicable laws to operate Securities in Mexico.

"Corporate Practices Committee" means the Corporate Practices Committee of the Company, or the body performing the functions thereof within the Company.

"Technical Committee" means the body of the Trust responsible for receiving instructions from the Company for the implementation of the Plan and for issuing instructions to the Trustee.

"Board" means the Board of Directors of the Company.

"Control" means the ownership, directly or indirectly, of shares representing voting capital carrying the right to vote any decision and to impose it by majority vote or the power to direct or cause to be directed the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling", "Controlled" and "under common Control", have correlative meanings.

"Permitted Deductions" means payments for (i) Taxes and fees paid to any Governmental Authority for the Release of Shares under the Plan, (ii) fees paid to third parties or commissions of any kind arising from the Release of the Shares or for any Distributions to be made in respect of the Shares.

"Trustee Rights" means all rights accruing to any of the Participants participating in the Plan and joining the Trust as trustees in respect of the Trust Assets.

"Participant's Principal Rights" means in relation to each Participant, the Maximum Participation Percentage.

"Dismissal for Cause" has the meaning set forth in Part A or Part B, as applicable.

"Unjustified Dismissal" has the meaning set forth in Part A or Part B, as applicable.

"Vesting" means the fulfillment of the condition of remaining under an employment relationship with any of Vesta's subsidiaries for the time stated in the Grant Notice.

"Distributions" means any cash payments, Dividends and any other payments made by the Company in respect of Shares.

"Net Distributions" means Distributions less Permitted Deductions.

"Dividends" means any dividends and/or profit distributions of any nature, paid, either in cash or in kind to the shareholders of the Company in respect of shares representing the capital stock of the Company that qualify as paid-up shares in terms of Applicable Law.

"Required Documentation" means such documentation and information as may from time to time, in its sole discretion, be required or requested by Human Resources from Participants and/or Legitimate Successors, as the case may be, to document and implement their participation in the Plan.

"Participants" means those persons who have entered into an indefinite-term employment agreement with any of Vesta's subsidiaries and who are eligible under the terms of each part of the Plan.

"Articles of Incorporation" means the current Articles of Incorporation of the Company, as the same may be amended and modified from time to time.

"Reference Date" means the day on which the respective incentive amount is determined.

"Trust" means the Irrevocable Transferable Ownership and Management Trust entered into by the Company and the Trustee specifically for the purpose of implementing the Plan.

"Trustee" means the domestic financial institution chosen by the Corporation to act as trustee of the Trust.

"Tax" or "Taxes" means all taxes, social security contributions, duties, fees, contributions, tariffs and other charges considered as such under applicable law, imposed by any Governmental Authority, including income tax, property tax and improvement contributions, withholding taxes, contributions to the Mexican Social Security Institute, contributions to the Retirement Savings System, contributions to the National Workers' Housing Fund Institute, and value added tax, including in each case any charges, interest, subcharges, additions, accessories or penalties imposed by any Governmental Authority in connection with the foregoing.

"Permanent Total Disability" means the loss of faculties or aptitudes that makes it impossible for any Participant to perform any work for the rest of his/her life, as determined by the Mexican Social Security Institute in accordance with the applicable legislation.

"INDEVAL" means the S.D. Indeval, Instituto para el Depósito de Valores, S.A. de C.V.

"Securities Market Law" means the Securities Market Law in effect, as well as any provision or rule applicable to transactions, securities or persons regulated by such law, as the same may be amended, added or replaced from time to time while the Trust is in effect.

"Release" means the transfer of legal title to Shares from the Trust in favor of each Participant, in the proportion to which he/she is entitled under the applicable Plan Part and in accordance with the instructions issued for such purpose by the Technical Committee.

LISR" means the Income Tax Law and its Regulations as well as the applicable Miscellaneous Tax Resolution Rules.

"Pesos" or "Ps$" means the legal tender in the United Mexican States.

"Plan" has the meaning set forth in the first paragraph of Section (I) of this Plan.

"Collaboration Term" means the minimum period of time that a Participant must collaborate as an employee of any of Vesta's subsidiaries in order to be entitled to exercise Part A.

"Vesting Percentage" means the proportion (expressed as a percentage) in 1/3 (one-third) portions of the Shares of each Party to the Plan, as applicable, which each Participant is entitled to receive over time, subject to the terms and conditions of this Plan. The Vesting Percentage shall be notified in writing to the Trustee by the Technical Committee.

"Participation Percentage" means the portion (expressed as a percentage) of the Maximum Participation Percentage to which Participants are entitled pursuant to the Vesting Percentage set forth in the vesting schedule.

"Maximum Percentage Interest" means the maximum percentage interest in the Shares of each Plan Party to be offered to each Participant by the Corporate Practices Committee, stated in the Notice of Grant or at such other time thereafter as determined or modified by the Board or the Corporate Practices Committee.

"Subscription Price" means the price applicable to each of the Part A Shares or Part B Shares that a Participant receives or subscribes for as a result of the Plan, which will be determined by Human Resources in the Notice of Grant applicable to each Participant.

"Human Resources" means the human resources and integrity management of Vesta, or any other area of Vesta, which during the term of the Plan performs such functions.

"Corporation" or "Vesta" means Corporación Inmobiliaria Vesta, S.A.B. de C.V.

"Legitimate Successors" means, in the event of the death or determination of Permanent Total Disability of a Participant, the heirs duly and expressly recognized as such by the appropriate Governmental Authority or duly designated and acknowledged in any testamentary disposition.

Except as otherwise expressly provided herein, all references to section, clause or subsection numbers or letters refer to sections, clauses or subsections of this Plan, and all references to exhibits refer to exhibits attached hereto and incorporated herein.

In the event of any discrepancy between the definitions contained in this section and any other provision of this Plan, the definition contained in such provision shall prevail and not the definition contained in this section.

Any reference to any law or regulation is deemed to include amendments thereto or any successor law or regulation thereto.

III.       COMMON PROVISIONS.

1.	Legal Provisions. Pursuant to the Securities Market Law, the Company and the Participants agree to comply with the provisions of said Law, specifically with the provisions of Articles 56, 366 and 367 of said law, which are transcribed below:

"Article 56. Stock corporations may acquire the shares representing their capital stock or debt securities representing such shares, without the prohibition established in the first paragraph of Article 134 of the General Law of Commercial Companies being applicable, provided that:

I. The acquisition is made on a national stock exchange.

II. The acquisition and, if applicable, the sale on the stock exchange, is made at market price, except in the case of public offerings or auctions authorized by the Commission.

III. The acquisition is made with a charge to their stockholders' equity, in which case they may maintain them in their own possession without the need to reduce the capital stock, or with a charge to the capital stock, in which case they will be converted into unsubscribed shares held in treasury, without the need for a resolution of the shareholders' meeting. Fixed capital companies may convert shares acquired under this article into unsubscribed shares held in treasury.

In any case, the amount of subscribed and paid-in capital must be disclosed when the authorized capital represented by the issued and unsubscribed shares is disclosed.

IV. The general ordinary shareholders' meeting expressly agrees, for each fiscal year, on the maximum amount of funds that may be used for the purchase of the Company's own shares or debt securities representing such shares, with the sole limitation that the sum of the funds that may be used for such purpose shall in no case exceed the total balance of the Company's net income, including retained earnings.

V. The company is up to date in the payment of the obligations derived from debt instruments registered in the Registry.

VI. The maintenance requirements of the stock exchange where its securities are listed are met.

The Company's own shares and the debt securities representing such shares owned by the Company or, as the case may be, the unsubscribed shares issued and held in treasury, may be placed among the investing public without requiring a resolution of the shareholders' meeting or a resolution of the board of directors. For purposes of the provisions of this paragraph, the provisions of Article 132 of the General Law of Commercial Companies will not be applicable.

As long as the shares belong to the corporation, they may not be represented or voted at shareholders' meetings, nor may any corporate or economic rights of any kind be exercised.

Entities that are controlled by a stock corporation may not acquire, directly or indirectly, shares representing the capital stock of the stock corporation to which they are related or debt securities representing such shares. Acquisitions made through investment companies are exempted from the above prohibition.

The provisions of this article shall also apply to acquisitions or disposals of derivative financial instruments or warrants having as underlying shares representing the capital stock of the company, which are liquidable in kind, in which case the provisions of sections I and II of this legal provision shall not be applicable to the acquisitions or disposals.

The acquisitions and disposals referred to in this article, the reports that must be submitted to the shareholders' meeting on such transactions, the rules for disclosure of information and the form and terms in which these transactions are disclosed to the Commission, the stock exchange and the public, shall be subject to the general provisions issued by the Commission itself."

"Article 366. The persons referred to in Sections I to IV of Article 363 of this Law and the trustees of trusts that are constituted for the purpose of establishing stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer, simplified issuer or legal entities controlled by it and any other fund with similar purposes, directly or indirectly constituted by such issuer or simplified issuer, may only dispose of or acquire from the issuer or simplified issuer to which they are related, the shares representing its capital stock or the debt securities representing them, through public offerings or auctions authorized by the Commission or those directly carried out by the simplified issuers.

The persons and fiduciary institutions referred to in this article, prior to entering into transactions, shall consult the issuer or simplified issuer with which they are related, in accordance with the policies, guidelines or mechanisms established for such purpose, whether it has transmitted or intends to transmit orders to acquire or place shares representing its capital stock or debt securities representing them, in which case, such persons and fiduciary institutions shall refrain from sending purchase or sale orders, as applicable, except in the case of public offerings.

The absence of such policies, guidelines or mechanisms shall not excuse the aforementioned persons and trust institutions from their obligation to carry out the consultation referred to in the immediately preceding paragraph, in any event, through the responsible person designated by the issuer or simplified issuer to operate its repurchase fund, prior to entering into transactions.

The provisions of this article shall be applicable to transactions with warrants or derivative financial instruments having as underlying shares representing the capital stock of the issuer or simplified issuer or debt securities representing them."

"The persons referred to in the first paragraph of Article 366 of this Law shall not be subject to the provisions of the aforementioned precept, when any of the following acts are involved:

I. Transfers of shares that the issuer in question makes to the fiduciary institutions of irrevocable trusts, which are constituted for the sole purpose of establishing stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer, or simplified issuer, The Company or simplified issuer must inform the public of such circumstance prior to the execution of such transfers, disclosing the conditions and causes for such transfers and complying with the general provisions issued by the Commission.

Stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer or simplified issuer or legal entities controlled by it and any other fund with similar purposes, must be previously approved by the stockholders' meeting of the issuer or simplified issuer in question and provide for general and equivalent treatment for employees who maintain similar working conditions.

II. Placement transactions that the issuer or simplified issuer in question carries out with the persons and fiduciary institutions referred to in the first paragraph of this article, when such persons or institutions exercise rights derived from optional purchase securities liquidable in kind issued by the issuer or simplified issuer, whose underlying corresponds to the shares of the issuer or simplified issuer, or debt securities representing them. The foregoing, provided that the warrants have been acquired in the secondary market by a person other than the issuer or simplified issuer or in a public offering.

III. The acquisitions or placements of own shares or debt securities representing such shares, which the issuer or simplified issuer in question makes with the trust institutions mentioned in this article, provided that the following conditions are met:

a) The fiduciary institutions must prove that they have ordered the presentation on the stock exchange of purchase or sale bids on the shares of the issuer or simplified issuer or debt securities representing such shares, as well as the maintenance of such bids for a minimum period of one hour during the corresponding stock exchange session.

b) The issuer or simplified issuer must inform the public, through the means established by the stock exchange, of its intention to participate in an auction operation, at least ten minutes prior to the transmission to the stock exchange of the bids derived from its orders.

c) That the acquisition or placement is carried out through auction operations under the terms of the internal regulations of the corresponding stock exchange, in which case the trust institutions referred to must instruct the presentation of their bids at the same price at which they placed the orders referred to in paragraph a) above.

IV. The acquisitions or placements that the issuer carries out with the persons referred to in Article 363, Sections I and II, of this Law, in compliance with stipulations contained in agreements or contracts recognized in the bylaws of the issuer or simplified issuer in question, in which rights are established in favor of strategic partners whose holding of securities is restricted up to a certain percentage of the capital stock, provided that the issuer or simplified issuer communicates such circumstance to the stock exchange, through the means established by the latter.

The Commission, by means of general provisions, may establish additional exceptions to those indicated in this article."

2.	Data Protection. The Participant acknowledges that, in connection with the implementation of the Plan, the Company and its subsidiaries will have access to personal and private information concerning the Participant (the "Personal Data") and will make the use established by law to comply with the provisions of the Plan. Therefore, the Participant acknowledges and agrees that the protection and handling of his or her Personal Data will be carried out in accordance with the provisions of the data privacy notice that the Participant has already signed with any subsidiary of Vesta, and acknowledges that the exercise of the corresponding ARCO rights will be in terms of the referred data privacy notice already signed. Furthermore, the Participant agrees that in order for Vesta to comply with its obligations under the Plan, Vesta may at any time request and receive from any of its subsidiaries the Personal Data necessary for the implementation of the Plan.

3.	Amendment of the Plan. This Plan may be amended at any time by the Board, provided that such amendments may not retroactively diminish, or have an adverse effect on, the Principal Rights of Participants, but may alter in any respect the other terms and conditions of this Plan. Any amendment to this Plan will be notified by Human Resources to the Participants and by the Technical Committee to the Trustee, providing, whenever applicable, a copy of the text of the new amended Plan.

4.	Applicable Law. The Plan and all documents derived therefrom shall be subject to the laws of the United Mexican States and the federal courts residing in Mexico City shall have exclusive jurisdiction to resolve any dispute arising from the Plan and all documents derived therefrom.

IV.       PROVISIONS OF EACH PART OF THE PLAN

Part A.

Under Part A of the Plan, the Corporation, through the Corporate Practices Committee, in its sole discretion, may offer to such persons as it may determine from time to time, the Part A Option in the installments and upon the terms set forth in this Part A of the Plan at a value determined by the Corporation in the Notice of Grant. Part A of the Plan shall be implemented under the following rules and such other rules as may be included in the Notice of Grant.

A.1. Eligibility. Subject only to the terms and conditions of this Part A Plan, persons designated by the Corporate Practices Committee shall be eligible to participate in this Part A Plan to receive Part A Shares only if he or she is a Participant as defined in Rule A.2 below.

In addition, the Board shall have the authority to determine that the minimum amount to be awarded to Participants under Part A of the Plan by virtue of performance during any year during which this Plan is in effect may be equal to 50% of the target Shares established by the Board in the event that the previously established target Shares are not achieved; provided further, that in no year may Shares be awarded to Participants in excess of 150% of the established target Shares.

A.2. Eligible Persons. For purposes of Rule A.1. above, only those individuals designated by the Corporate Practices Committee, who have at the time of the Notice of Grant of Part A Shares, an employment contract for an indefinite period of time with any of Vesta's subsidiaries and comply with the terms thereof.

A.3 Ineligible Individuals. No person will be eligible to receive a Part A Option if, at the time of the Part A Notice of Grant of Shares, he is not eligible to participate in Part A of the Plan under rule A.2. above.

A.4. Grant of Part A Shares. Pursuant to this Part A of the Plan, the Corporate Practices Committee may grant Part A Shares to Participants within the time period and at the value per Part A Share determined in the Notice of Grant.

A.5 Notice of Grant of Part A Shares. Human Resources will notify the elected Participant by delivering a Notice of Grant of Part A Shares, stating the terms and conditions for the receipt of Part A Shares, including, among other things, the Subscription Price per Part A Share.

A.6 Time Period for the Grant of Part A Shares. Within the first two months of each fiscal year, the Corporate Practices Committee will approve the guidelines for the grant of Part A Shares, which will include the designation of the eligible Participants and the specific terms and conditions of each grant of Part A Shares. Subsequently, Human Resources will deliver to each Participant the respective Grant Notice.

A.7 Non-Grant of Part A Shares. In the event that the Corporate Practices Committee determines at any exercise that no Part A Shares shall be granted, no Participant or person shall have any right to require the grant of Part A Shares. Likewise, the failure of any exercise to grant Part A Shares to Participants shall not give any right to then existing Participants to accelerate any time period then running.

A.8 Non-Transferable Rights. The Participant acknowledges that the rights granted under this Plan are personal and are not transferable by inter vivos acts. In the event a Participant receives a Notice of Grant, the Participant agrees and undertakes not to transfer in any manner any rights to receive Part A Shares granted to him or her by a Notice of Grant. If such rights are transferred or attempted to be transferred, the Participant agrees that he or she will permanently forfeit the right to receive Part A Shares and may be excluded from this Plan.

A.9. Transfer of Vesta Shares. The Company will comply with Part A of the Plan by transferring, through the Trust, Part A Shares in favor of the Participant on the corresponding dates in accordance with the Grant Notice.

A.10 Vesting. Participants shall solely and exclusively be entitled to receive Part A Shares, and thereby acquire Part A Shares, under Part A of this Plan, provided that the following conditions are met:

(A)       The Participants have executed and submitted all Required Documentation;

(B)       The Participants have not brought any action or recourse against the Company or its Affiliates; and

(C)       The time period set forth in the Notice of Grant has elapsed, such time period to be counted from the date of the Notice of Grant, during which the Participant has rendered subordinate personal services to any subsidiary of Vesta, provided, however, that only if there is an Unjustified Dismissal (as such term is defined below in this Part A of the Plan ) of the respective Participant shall the Part A Shares granted under the Notice of Grant be Released , that only if there is an Unjustified Dismissal (as such term is defined below in this Part A of the Plan) of the respective Participant, the Part A Shares granted under the Notice of Grant will be released to the Participant in full on the date on which the Unjustified Dismissal occurs.

A.11. Termination of the Employment Relationship. If the employment relationship existing between each of the Participants and any of the Vesta Subsidiaries terminates on or prior to the Release Date due to any of the circumstances set forth below, then the following rules shall apply to determine whether and on what terms the Participant or Legitimate Successors, as the case may be, are (or are not) entitled to receive Part A Shares:

(i)       Termination for Cause: If the corresponding subsidiary of Vesta terminates the employment relationship with any of the Participants in a justified manner and for any of the causes set forth in Article 47 of the Federal Labor Law (a "Dismissal with Justifiable Cause"), the corresponding Participant will lose his right to receive the corresponding Part A Shares, which will be applied, cancelled or placed as determined by the Technical Committee; provided, however, that if at the time the Dismissal for Cause takes place, part of the Part A Shares have already been released to the Participant, the Participant will have forfeited any right to acquire the outstanding percentage of the Part A Shares at any time thereafter;

(ii)       Unjustified Dismissal: If the subsidiary of Vesta terminates the employment relationship with any of the Participants without just cause, in the event that it is finally and unappealably determined by a competent court (an "Unjustified Dismissal"), the corresponding Participant will be entitled to receive the Part A Shares considering the Participation Percentage that corresponds to the Participant according to the Vesting Percentage, notwithstanding that he/she is no longer rendering personal and subordinate services for any of the subsidiaries of Vesta;

(iii)       Resignation: If any Participant voluntarily resigns from employment with any of Vesta's subsidiaries prior to the receipt of the Part A Shares, the Participant forfeits the opportunity to, and hereby waives any rights in connection with the receipt of the Part A Shares and his or her Trustee Rights, which, as determined by the Corporate Practices Committee in its sole discretion, may be allocated to new Participants, or to Participants who are already beneficiaries of the Plan in order to increase their Maximum Participation Percentages and/or permanently terminated; and

(iv)       Death or Permanent Total Disability: If any of the Participants dies or if the Permanent Total Disability of any of the Participants is determined before a receipt of Part A Shares takes place, the Legitimate Successors of the corresponding Participant will be entitled to receive the Participant's share of the Part A Shares, considering the Participation Percentage that up to the date of death or of the determination of the Permanent Total Disability corresponds to the Participant according to the Vesting Percentage. The Participant's Legitimate Successors shall be entitled to receive the Part A Shares that would have corresponded to the Participant only and exclusively in the event that they prove in a reliable and indubitable manner to the Company their capacity as Legitimate Successors.

A.12. Release. Upon compliance with the conditions and terms set forth in the Notice of Grant of Part A Shares, specifically the Collaboration Period, on each Anniversary as from the Vesting Date of the Part A Shares, the Participant will be entitled to have the Trustee, in accordance with the instructions given by the Technical Committee, release and transfer the Part A Shares. On each Anniversary the Trustee, upon instructions from the Technical Committee, will release in equal parts one third of the accrued Part A Shares in favor of the Participant and the acquisition price will be considered to be the value indicated in the Grant Notice.

A.13. Delivery of the Shares. Upon receipt of the Release Notice by the Trustee of the Trust, without any further requirement, the Trustee of the Trust, upon instructions from the Technical Committee, will issue the corresponding instructions to the respective broker to credit the Participant's account with the Part A Shares in a proportion of one third of the total of the Part A Shares that correspond to him/her and the Trustee will transfer to the Participant's account indicated in the Release Notice, the number of Part A Shares to be released. The notice must include all the data and instructions to complete before the Stock Exchange and INDEVAL, the transfer of the Part A Shares (the "Release Notice").

A.14. Corporate Rights. Pending the release of the Part A Shares to Participants, no Participant shall have any corporate rights with respect to the Part A Shares. Until such time as the Part A Shares are released and transferred to the Participants, only the Trustee of the Trust may exercise the economic and corporate rights derived from the Part A Shares as provided in the Trust and as follows:

a) Once the Part A Shares are released in whole or in part, the Participant will acquire all the economic and corporate rights inherent to the Shares; and

b) In the event that the Company carries out any Distribution with respect to the Part A Shares, the Trustee of the Trust will receive such amounts and will release them in favor of the respective Participant in accordance with the instructions issued for such purpose by the Technical Committee pursuant to the provisions of the Trust.

A.15. Taxes.

a) Income from the release of Part A Shares. In terms of the Income Tax Law, the Participants will consider the release of Part A Shares as income similar to salaries in terms of Chapter II of Title IV of the Income Tax Law and will pay the corresponding Tax on the income obtained. The income will be the difference between the market value of the Part A Shares at the time of the release of the Part A Shares and the Price of the Part A Shares. At the time of receipt of the Notice of Grant and Vesting the Part A Shares should not cause taxes for the Participant. In terms of Articles 94 Section VII, 96 and 99 Section I of the Income Tax Law, Vesta must withhold and pay the Income Tax derived from the release of the Part A Shares. To such effect, unless the Participant delivers to Vesta the amount of the ISR to be paid, the Participant irrevocably agrees and instructs Vesta to take from any amount to be paid in cash to the Participant, the amount necessary to pay the ISR to be withheld and paid to SAT for the income derived from the receipt of Part A Shares. Likewise, if there is no amount in cash due to the Participant, the Participant authorizes Vesta to instruct the sale of any Shares to be released under this Plan to the Participant in question so that with the proceeds from such sale the corresponding ISR is paid. In the event that there is no balance or Shares to pay the ISR, in accordance with article 6 of the Federal Fiscal Code, Vesta will not be obliged to instruct the release of the Part A Shares, if the Participant does not provide the necessary funds to make the withholding in local currency.

b) Tax on Dividends allocated to Part A Shares. Pursuant to the LISR, the broker that has custody of the Shares will withhold income tax in accordance with Articles 140 and 164 of the LISR, on the Distributions allocated to the Part A Shares that are released and paid to the Participants under this Plan. Pursuant to Article 114 of the LISR Regulations, since the shares are placed among the general investor public, Vesta will send INDEVAL the amount of the Dividends distributed together with the tax receipt referred to in Article 76 section XI, paragraph b) of the LISR. INDEVAL will in turn send to the corresponding broker the amount of the Distributions received from Vesta so that the broker may withhold the respective tax and, if it also acts as custodian of the Part A Shares, will issue the tax receipt referred to in Article 76, Section XI, paragraph b) of the LISR when it pays the Distributions to the Participants in accordance with the Trust and this Plan. Vesta must provide the broker with information regarding the amount of the Distribution, as well as whether the Distribution comes from Vesta's net taxable income account or whether it does not come from such account in order to issue the respective tax receipt.

A.16. Assignment. The right to receive Part A Shares is nontransferable by Participants, except to the Legitimate Successors.

A.17. Corporate Events. In the event that the Company is acquired by third parties or the Control changes (in terms of the provisions of the Bylaws), the Corporate Practices Committee will notify the Participants that the Part A Shares will be released in advance of the deadlines set forth in the Vesting schedule.

A.18. Term of Part A. Part A of the Plan shall be effective from the date of adoption by the Board until the date of the Release of all the Part A Shares allocated by the Corporate Practices Committee.

Part B.

Under Part B of the Plan, the Company in its sole discretion may offer Participants the right to participate in this Part B Plan to receive Part B Shares in the time periods and on the terms set forth in this Part B Plan at the market price at which the Shares are traded on the Stock Exchange. Part B of the Plan will be implemented under the following rules:

B.1. Eligibility. Subject only to the terms and conditions of this Part B Plan, persons designated by the Corporate Practices Committee shall be eligible to participate in this Part B Plan to receive through the Trust, Part B Shares.

B.2. Granting of the Benefit. For purposes of Rule B.1. above, only individuals who at the time of the Notice of Grant of Part B Shares have in effect an employment contract for an indefinite period of time with any subsidiary of Vesta and comply with the terms thereof may be designated as Participants to receive the benefit of Part B Shares.

B.3 Ineligible Individuals. No person shall be eligible to receive the Part B Stock benefit if, at the time of the Notice of Grant of the Part B Stock Option, he is not eligible to participate in Part B of the Plan pursuant to Rule B.2. above.

B.4. Part B Shares. In order to implement Part B of the Plan, each Participant will contribute to the Trust, or deliver to Vesta, the Participant Contribution. In this case, for each Participant who is granted Part B Shares and makes the Participant's Contribution, Vesta will contribute to the Trust an equal amount of up to twenty percent (20%) of the Participant's Contribution, so that with the sum of both amounts (the Participant's Contribution plus the Vesta Contribution), the Trustee, based on the instructions given by the Technical Committee, acquire Shares in the Stock Exchange, or Vesta will transfer the respective number of Shares, which will be owned by the Trust for the benefit of the Participants and will be Released to the Participants in accordance with this Part B of the Plan in the terms set forth in the Release schedule.

B.5. Notice of Grant of Part B Shares. The Company's Corporate Practices Committee will elect in its sole discretion the Participants to whom the benefits of this Part B Plan will be granted and who will be entitled to receive Part B Shares, and will define the Maximum Participation Percentage to which the Participants will be entitled.

B.6 Notice of Grant. Human Resources will deliver to the Participants, a Notice of Grant of Part B Shares (the "Grant Notice"), which must contain, without limitation, the name of the Participant, the date as of which he/she will be a beneficiary of the Part B Stock Plan and the Maximum Participation Percentage assigned to him/her. Participants will have 15 (fifteen) Business Days from the date the Notice of Grant was delivered to them to deliver to Human Resources a notice of acceptance (the "Participant's Notice") setting forth the Participant's Contribution. If at the expiration of such 15 (fifteen) Business Day period the Participants fail to deliver the Participant's Notice, it will be deemed that the Participant has elected not to accept benefits under Part B of the Plan.

B.7. Participation Percentages. Upon receipt of a Participant's Notice, Human Resources will deliver a notice to the Technical Committee of the Trust with the names and Maximum Participation Percentages of each of the Participants that have delivered a Participant's Notice; as well as the amount of the Participant's Contribution and the Vesta Contribution and the necessary resources for the Trustee to acquire the number of shares indicated in the aforementioned notice, or Vesta will transfer to the Trust the corresponding number of Shares. The Trustee will hold the Part B Shares in ownership and exercise all corporate rights thereunder until they are released and transferred to the Participants in accordance with this Part B Plan and the terms of the Trust. The Settlor will maintain a record for each Participant of the Part B Shares he acquires. To such Part B Shares will be allocated any Distributions which it is entitled to receive under the terms of the Trust. The aforementioned will be complied with by the Trustee always in accordance with the instructions of the Technical Committee issued for such purposes.

B.8. Exercise of Option. Participants elected by the Corporate Practices Committee who have submitted a Participant's Notice are obligated to execute all Required Documentation.

B.9. Failure to Make Contributions. In the event that Participants fail to make Participant Contributions to the Trust in accordance with the deadlines set forth in the Grant Notice, Participants shall automatically forfeit, by that fact alone, and without the need for any notice or act, all of their rights to participate in Part B of the Plan and any amounts they have contributed to the Trust to acquire Part B Shares shall be refunded.

B.10. Requirements to Receive Part B Shares. Participants shall only and exclusively be entitled to receive Part B Shares under this Plan if the following conditions are met:

(A)	The Participants have executed and delivered all the Required Documentation;

(B)	The Participants have not brought any action or recourse against the Company or its Affiliates;

(C)	Subject as set forth below, on the Part B Share Release Date, each Participant has an employment contract of indeterminate duration with, and is actively and exclusively performing subordinate personal services for, any subsidiary of Vesta; and

(D)	To carry out the Participant's Contribution to the Trust in accordance with the provisions of the Participation Notice.

B.11. Corporate Rights. Until such time as the Part B Shares are released to Participants, no Participant shall have any corporate rights with respect to the Part B Shares. Until the Part B Shares are released to the Participants, only the Trustee of the Trust may exercise the economic and corporate rights derived from the Part B Shares in terms of the Trust and in the following manner:

a) Once the Part B Shares are Released in whole or in part, the Participant holding such shares shall acquire all the economic and corporate rights attached to the Shares; and

b) In the event that the Company carries out any Distribution with respect to the Part B Shares prior to their Release, the Trustee of the Trust will receive such amounts and will release them in favor of the respective Participant in accordance with the instructions issued by the Technical Committee for such purpose pursuant to the terms of the Trust.

B.12. Termination of the Employment Relationship. If the employment relationship existing between each of the Participants with any of Vesta's subsidiaries terminates on or prior to the Release Date, due to any of the circumstances set forth below, then the following rules will apply to determine whether and on what terms the Participant or applicable Legitimate Successors, as the case may be, is (or are not) entitled to have all or a portion of the Part B Shares Released:

(v)	Termination for Cause: If the relevant Vesta subsidiary terminates the employment relationship with any of the Participants in a justified manner and for any of the causes set forth in Article 47 of the Federal Labor Law (a "Dismissal with Justifiable Cause"), the corresponding Participant will only have the right to receive the Part B Shares that the Trust would have received and that correspond to those acquired with the resources of the Participant's Contribution and will lose its right to acquire the Part B Shares that have been transferred with the Vesta Contribution that correspond to it and that at the date of the dismissal have not been released to the Participant, which will be applied as determined by the Technical Committee.

(vi)	Unjustified Dismissal: If the applicable Vesta subsidiary terminates the employment of any Participant without just cause, as finally and irrevocably determined by a court of competent jurisdiction (an "Unjustified Dismissal"), the applicable Participant will be entitled to receive Part B Shares based on the Participant's applicable Vesting Percentage under the applicable Vesting Schedule, the relevant Participant will be entitled to receive Part B Shares at the Participant's applicable Vesting Percentage according to the applicable Vesting Percentage under the Vesting Schedule, notwithstanding that he/she is no longer performing personal and subordinate services for the respective subsidiary of Vesta;

(vii)	Resignation: If any Participant voluntarily resigns his employment with the respective subsidiary of Vesta before the release of the Part B Shares takes place, the Participant will lose the opportunity to, and hereby waives the right to, exercise any rights in relation to the Part B Shares and his Trust Rights, which will be applied as determined by the Technical Committee, the foregoing, except for the Release of the Part B Shares that would have been received by the Trust and that correspond to those acquired with the Participant's Contribution in question and the portion that corresponds to him/her of the Part B Shares considering the Participation Percentage according to the Vesting Percentage that is applicable according to the Vesting schedule as of the date of resignation; y

(viii)	Death or Permanent Total Disability: If any of the Participants dies or if the Permanent Total Disability of any of the Participants is determined before a transfer of Part B Shares takes place, the Legitimate Successors of the corresponding Participant will be entitled to receive the Part B Shares, considering the Participation Percentage that up to the date of death or of the determination of the Permanent Total Disability corresponds to the Participant according to the Vesting Percentage that is applicable according to the Vesting Schedule as of the date of death or of the determination of Permanent Total Disability. The Participant's Legitimate Successors shall be entitled to receive the Participant's pro rata share of the Part B Shares only and exclusively in the event that they can reliably and unquestionably demonstrate their status as Legitimate Successors.

B.13. Assignment.  The right to receive Part B Shares is not transferable by the Participants, except in the case of transfer in favor of Legitimate Successors.

B.14. Corporate Events. In the event that the Company is acquired by third parties or the Control changes (in terms of the provisions of Vesta's Bylaws), the Corporate Practices Committee will notify the Participants that the Part B Shares will be released in advance of the deadlines set forth in the Release schedule.

B.15. Term of the Plan. Part B of the Plan shall terminate when determined by the Company's Corporate Practices Committee, when the Part B Shares are delivered in full and/or cancelled in their entirety and/or in the event that any of the Participants initiates a judicial or administrative proceeding with the purpose of declaring this Plan to be a general employment benefit.

B.16. Legal Documentation. Each Participant participating in the Plan shall be required to sign all Required Documentation; provided, however, that only those Participants who sign and/or deliver all of the Required Documentation shall have rights under the Plan.

B.17. Taxes. The Participants agree that the amounts or shares contributed by Vesta to the Trust for the subscription of the Part B Shares shall be considered income from the acquisition of Vesta shares, which shall be received at the time the Pate B Shares are Released pursuant to Rule 3.12.1 of the Miscellaneous Tax Resolution for 2017 or such provision that replaces it.

With respect to the Participant's Contribution, such amount will not generate income tax and will be considered together with the Vesta Contribution as the proven acquisition cost of the Part B Shares.

As long as the Part B Shares are not Released, in accordance with the LISR, Vesta will withhold income tax in accordance with articles 140 and 164 of the LISR through the brokerage house that has custody of the Part B Shares at the time of the Release. Pursuant to Article 114 of the Income Tax Law Regulations, since the shares are placed among the general investor public, Vesta will send the amount of the Distributions to INDEVAL. INDEVAL will in turn send to the corresponding brokerage house the amount of the Distributions it receives from Vesta so that the brokerage house may withhold the respective tax and, if it also acts as custodian of the Part B Shares, it will issue the tax receipt referred to in Article 76 section XI paragraph b) of the LISR when it pays the Distributions under this Plan. Vesta must provide the brokerage house with information regarding the amount of the Distributions, as well as whether the Distributions come from Vesta's net taxable income account or whether they do not come from such account in order to issue the respective tax receipt.

**End of text** **End of text** **End of text** **End of text** **End of text

Annex "D".

to the Amending and Restatement Agreement to the

Irrevocable Trust Agreement

Transfer of Ownership and Administration

COUNSELOR PLAN

Approved by the ordinary general shareholders' meeting held on March 21, 2024 (the "Shareholders' Meeting").

The Plan is a benefit of Vesta in favor of the Participants who have the character of members, either proprietary or alternate, of the Board and who have met the requirements established by the Shareholders' Meeting. The Plan is a recognition of the past performance of the Directors.

Participation in the Plan is an investment opportunity other than an employment or service contract, and therefore there are risks associated with the investment.  Any person who participates in the Plan will be deemed to be aware of and accept the risks of such investment and is participating of his or her own free will.

The Plan Rules are set forth below.

I.       INTRODUCTION.

This Directors' Plan (the "Plan") sets forth the terms and conditions under which those persons who have a current appointment as Directors and who have met the requirements established by the Shareholders' Meeting and the Corporate Practices Committee of Corporación Inmobiliaria Vesta, SAB de C.V. ("Vesta" or the "Company"), may receive a portion of their compensation for their participation on the Board and/or committees of Vesta through the delivery of Shares through the Trust (as such term is defined below).

As such, the Plan is not and should not be considered as an employment benefit of the Company, but rather as a one-time, one-time, contingent incentive, which the Company offers to Participants in the event (and only in the event) that the conditions and requirements set forth in the Plan and related documentation are met.

Likewise, the election of the Participants as beneficiaries of the Plan does not imply in any way the existence of an employment relationship between the Participants and Vesta or Vesta's subsidiaries.

The Plan will be implemented through the Trust, the assets of which will consist of the Plan Shares. On the date on which the Plan Shares are assigned to the Trust or acquired by the Trustee, the Shares will be fully subscribed and paid for by the Trustee under the terms of the Trust.

The operations of the Trust will be coordinated through a Technical Committee, which will be comprised of those persons designated by Vesta pursuant to the Trust and will be the only body empowered and competent to issue instructions or deliver notices and notifications to the Trustee, on any matter, act or fact directly or indirectly related to the Trust and the Plan.

II.       DEFINITIONS.

For the purposes of this Plan, the terms used below with initial capital letters, whether singular or plural, shall have the following meanings without distinction:

"Shares" means single series, ordinary, nominative, registered shares, without expression of par value, representing the variable part of the capital stock of the Company.

"Plan Shares" means the number of Shares which have already been contributed to the Trust and which form an integral part of the Trust Assets for the benefit of the relevant Participant, at the time the Participant has complied with the requirements set forth in this Plan and any other provisions provided for by the Corporate Practices Committee of Vesta.

"Affiliate" means, with respect to any Person, other than a natural Person, all present or future subsidiaries, partners or controlling shareholders of such Person and Persons that are Controlled or under common Control of such Person, and in the case of natural Persons, the term "Affiliate" means the spouse, and the ascendants or descendants, in direct or indirect line, of such Person, including parents, grandparents, children, grandchildren and siblings.

"Governmental Authority" means, any sovereign government or any political sub-division thereof, whether federal, state or municipal, any legislative or judicial body, and any agency, authority, legislative body, court, tribunal, central bank or other entity exercising executive, legislative, judicial, fiscal, regulatory, administrative powers or functions of, or pertaining to, the government (including deconcentrated and decentralized governmental agencies).

"Notice of Release" has the meaning ascribed to it in this Plan.

"Stock Exchange" means the Bolsa Mexicana de Valores, S.A.B. de C.V. and/or any other stock exchange authorized under applicable laws to operate Securities in Mexico.

"Corporate Practices Committee" means the corporate practices committee of the Company, or the body performing the functions thereof within the Company.

"Technical Committee" means the body of the Trust responsible for receiving instructions from the Company for the implementation of the Plan and for issuing instructions to the Trustee.

"Director" means a person who has been appointed as such by the Shareholders' Meeting and who serves as a member, either proprietary or alternate, of the Board and participates in one or more of Vesta's committees.

"Board" means the board of directors of the Company.

"Control" means the ownership, directly or indirectly, of shares representing voting capital carrying the right to vote any decision and to impose it by majority vote or the power to direct or cause to be directed the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling", "Controlled" and "under common Control", have correlative meanings.

"Permitted Deductions" means payments for (i) Taxes and fees paid to any Governmental Authority for the Release of Shares under the Plan, (ii) fees paid to third parties or commissions of any kind arising from the Release of the Shares or for any Distributions to be made in respect of the Shares.

"Trustee Rights" means all rights accruing to any of the Participants participating in the Plan and joining the Trust as trustees in respect of the Trust Assets.

"Participant's Principal Rights" means in relation to each Participant, the Maximum Participation Percentage.

"Distributions" means any cash payments, Dividends and any other payments made by the Company in respect of Shares.

"Dividends" means any dividends and/or profit distributions of any nature, paid, either in cash or in kind to the shareholders of the Company in respect of shares representing the capital stock of the Company that qualify as paid-up shares in terms of Applicable Law.

"Required Documentation" means such documentation and information as may from time to time, in its sole discretion, be required or requested by the Technical Committee from Participants to document and implement their participation in the Plan.

"Articles of Incorporation" means the current Articles of Incorporation of the Company, as the same may be amended and modified from time to time.

"Delivery Date" means December 31 of each year during which the Director has held such status.

"Trust" means the Irrevocable Transferable Ownership and Management Trust entered into by the Company and the Trustee to, among others, implement the Plan.

"Trustee" means the domestic financial institution chosen by the Corporation to act as trustee of the Trust.

"Tax" or "Taxes" means all taxes, social security contributions, duties, fees, contributions, tariffs and other charges considered as such under applicable law, imposed by any Governmental Authority, including income tax, property tax and improvement contributions, withholding taxes, contributions to the Mexican Social Security Institute, contributions to the Retirement Savings System, contributions to the National Workers' Housing Fund Institute, and value added tax, including in each case any charges, interest, subcharges, additions, accessories or penalties imposed by any Governmental Authority in connection with the foregoing.

"INDEVAL" means the S.D. Indeval, Instituto para el Depósito de Valores, S.A. de C.V.

"Securities Market Law" means the Securities Market Law in effect, as well as any provisions or rules applicable to transactions, securities or persons regulated by such law, as the same may be amended, added or replaced from time to time while the Trust is in effect.

"Release" means the transfer of legal title to Shares from the Trust in favor of each Participant, in the proportion to which he/she is entitled under the Plan and in accordance with the instructions issued for such purpose by the Technical Committee of the Trust.

LISR" means the Income Tax Law and its Regulations as well as the applicable Miscellaneous Tax Resolution Rules.

"Participants" means those Directors who have met the requirements established by the Shareholders' Meeting and this Plan.

"Plan" has the meaning set forth in the first paragraph of Section (I) of this Plan.

"Participation Percentage" means the portion (expressed as a percentage) of the Maximum Participation Percentage to which Participants are entitled.

"Maximum Participation Percentage" means the maximum percentage of participation in Plan Shares to which each Participant is entitled as of the Delivery Date.

"Subscription Price" means the price that corresponds to each of the Plan Shares that a Participant receives as a result of the Plan, which will be the market price of the Shares on the Delivery Date.

"Corporation" or "Vesta" means Corporación Inmobiliaria Vesta, S.A.B. de C.V.

Except as otherwise expressly provided herein, all references to section, clause or subsection numbers or letters refer to sections, clauses or subsections of this Plan, and all references to exhibits refer to exhibits attached hereto and incorporated herein.

In the event of any discrepancy between the definitions contained in this section and any other provision of this Plan, the definition contained in such provision shall prevail and not the definition contained in this section.

Any reference to any law or regulation is deemed to include amendments thereto and any successor law or regulation thereto.

III.       COMMON PROVISIONS.

1.	Legal Provisions. Pursuant to the Securities Market Law, the Company and the Participants agree to comply with the provisions of said Law, specifically with the provisions of Articles 56, 366 and 367 of said law, which are transcribed below:

"Article 56. Stock corporations may acquire shares representing their capital stock or debt securities representing such shares, without the prohibition set forth in the first paragraph of Article 134 of the General Law of Commercial Companies being applicable, provided that:

I. The acquisition is made on a national stock exchange.

II. The acquisition and, if applicable, the sale on the stock exchange, is made at market price, except in the case of public offerings or auctions authorized by the Commission.

III. The acquisition is made with a charge to their stockholders' equity, in which case they may maintain them in their own possession without the need to reduce the capital stock, or with a charge to the capital stock, in which case they will be converted into unsubscribed shares held in treasury, without the need for a resolution of the shareholders' meeting. Fixed capital companies may convert shares acquired under this article into unsubscribed shares held in treasury.

In any case, the amount of subscribed and paid-in capital must be disclosed when the authorized capital represented by the issued and unsubscribed shares is disclosed.

IV. The general ordinary shareholders' meeting expressly agrees, for each fiscal year, on the maximum amount of funds that may be used for the purchase of own shares or debt securities representing such shares, with the sole limitation that the sum of the funds that may be used for such purpose shall in no case exceed the total balance of the net income of the corporation, including retained earnings.

V. The company is up to date in the payment of the obligations derived from debt instruments registered in the Registry.

VI. The maintenance requirements of the stock exchange where its securities are listed are met.

The Company's own shares and the debt securities representing such shares owned by the Company or, as the case may be, the unsubscribed shares issued and held in treasury, may be placed among the investing public without requiring a resolution of the shareholders' meeting or a resolution of the board of directors. For purposes of the provisions of this paragraph, the provisions of Article 132 of the General Law of Commercial Companies will not be applicable.

As long as the shares belong to the corporation, they may not be represented or voted at shareholders' meetings, nor may any corporate or economic rights of any kind be exercised.

Entities that are controlled by a stock corporation may not acquire, directly or indirectly, shares representing the capital stock of the stock corporation to which they are related or debt securities representing such shares. Acquisitions made through investment companies are exempted from the above prohibition.

The provisions of this article shall also apply to acquisitions or disposals of derivative financial instruments or warrants having as underlying shares representing the capital stock of the company, which are liquidable in kind, in which case the provisions of sections I and II of this legal provision shall not be applicable to the acquisitions or disposals.

The acquisitions and disposals referred to in this article, the reports that must be submitted to the shareholders' meeting on such transactions, the rules for disclosure of information and the form and terms in which these transactions are disclosed to the Commission, the stock exchange and the public, shall be subject to the general provisions issued by the Commission itself."

"Article 366. The persons referred to in Sections I to IV of Article 363 of this Law and the trustees of trusts that are constituted for the purpose of establishing stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer, simplified issuer or legal entities controlled by it and any other fund with similar purposes, directly or indirectly constituted by such issuer or simplified issuer, may only dispose of or acquire from the issuer or simplified issuer to which they are related, the shares representing its capital stock or the debt securities representing them, by means of public offering or auctions authorized by the Commission or those carried out directly by the simplified issuers.

The persons and fiduciary institutions referred to in this article, prior to entering into transactions, shall consult the issuer or simplified issuer with which they are related, in accordance with the policies, guidelines or mechanisms established for such purpose, whether it has transmitted or intends to transmit orders to acquire or place shares representing its capital stock or debt securities representing them, in which case, such persons and fiduciary institutions shall refrain from sending purchase or sale orders, as applicable, except in the case of public offerings.

The absence of such policies, guidelines or mechanisms shall not excuse the aforementioned persons and trust institutions from their obligation to carry out the consultation referred to in the immediately preceding paragraph, in any event, through the responsible person designated by the issuer or simplified issuer to operate its repurchase fund, prior to entering into transactions.

The provisions of this article shall be applicable to transactions with warrants or derivative financial instruments having as underlying shares representing the capital stock of the issuer or simplified issuer or debt securities representing them."

"The persons referred to in the first paragraph of Article 366 of this Law shall not be subject to the provisions of the aforementioned precept, when any of the following acts are involved:

I. Transfers of shares that the issuer in question makes to the fiduciary institutions of irrevocable trusts, which are constituted for the sole purpose of establishing stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer, or simplified issuer, The Company or simplified issuer must inform the public of such circumstance prior to the execution of such transfers, disclosing the conditions and causes for such transfers and complying with the general provisions issued by the Commission.

Stock option plans for employees and pension, retirement or seniority premium funds of the personnel of an issuer or simplified issuer or legal entities controlled by it and any other fund with similar purposes, must be previously approved by the stockholders' meeting of the issuer or simplified issuer in question and provide for general and equivalent treatment for employees who maintain similar working conditions.

II. Placement transactions that the issuer or simplified issuer in question carries out with the persons and fiduciary institutions referred to in the first paragraph of this article, when such persons or institutions exercise rights derived from optional purchase securities liquidable in kind issued by the issuer or simplified issuer, whose underlying corresponds to the shares of the issuer or simplified issuer, or debt securities representing them. The foregoing, provided that the warrants have been acquired in the secondary market by a person other than the issuer or simplified issuer or in a public offering.

III. The acquisitions or placements of own shares or debt securities representing such shares, which the issuer or simplified issuer in question makes with the trust institutions mentioned in this article, provided that the following conditions are met:

a) The fiduciary institutions must prove that they have ordered the presentation on the stock exchange of purchase or sale bids on the shares of the issuer or simplified issuer or debt securities representing such shares, as well as the maintenance of such bids for a minimum period of one hour during the corresponding stock exchange session.

b) The issuer or simplified issuer must inform the public, through the means established by the stock exchange, of its intention to participate in an auction operation, at least ten minutes prior to the transmission to the stock exchange of the bids derived from its orders.

c) That the acquisition or placement is carried out through auction operations under the terms of the internal regulations of the corresponding stock exchange, in which case the trust institutions referred to must instruct the presentation of their bids at the same price at which they placed the orders referred to in paragraph a) above.

IV. The acquisitions or placements that the issuer carries out with the persons referred to in Article 363, Sections I and II, of this Law, in compliance with stipulations contained in agreements or contracts recognized in the bylaws of the issuer or simplified issuer in question, in which rights are established in favor of strategic partners whose holding of securities is restricted up to a certain percentage of the capital stock, provided that the issuer or simplified issuer communicates such circumstance to the stock exchange, through the means established by the latter.

The Commission, by means of general provisions, may establish additional exceptions to those indicated in this article."

2.	Data Protection. The Participant acknowledges that, in connection with the implementation of the Plan, the Company and its subsidiaries will have access to personal and private information concerning the Participant (the "Personal Data") and will make the use established by law to comply with the provisions of the Plan. Therefore, the Participant acknowledges and accepts that the protection and management of his/her Personal Data will be carried out in accordance with the provisions of the data privacy notice that the Participant has already signed with Vesta, and acknowledges that the exercise of the corresponding ARCO rights will be in terms of the aforementioned data privacy notice already signed.

3.	Amendment of the Plan. This Plan may be amended at any time by the Board, provided that such amendments may not retroactively diminish, or have an adverse effect on, the Principal Rights of the Participants, but may alter in any respect the other terms and conditions of this Plan. Any amendment to this Plan will be notified by the Corporate Practices Committee to the Participants and by the Technical Committee to the Trustee, delivering, each time it is applicable, a copy of the text of the new amended Plan.

4.	Applicable Law. The Plan and all documents derived therefrom shall be subject to the laws of the United Mexican States and the federal courts residing in Mexico City shall have exclusive jurisdiction to resolve any dispute arising from the Plan and all documents derived therefrom.

IV.       PROVISIONS OF THE PLAN

On each Delivery Date, the Eligible Participant will be entitled to receive the Shares held for his benefit within the Trust Assets on such date.

Eligible Individuals. Subject only to the terms and conditions of the Plan, the Directors with a current and active appointment. Once a Participant is eligible under the Plan, the rules of this Plan will apply to Shares held as of the Delivery Date by the Trust under the Plan.

2.       Grant of Shares. The Shares corresponding to the Plan will be those that Vesta transfers to the Trust Patrimony, considering the number of shares that correspond according to the maximum compensation that the Shareholders' Meeting establishes each year for the Directors.

3.       Non-Transferable Rights. The Participant acknowledges that the rights granted under this Plan are personal and are not transferable. If such rights are transferred or attempted to be transferred, the Participant agrees that he or she will permanently forfeit the right to receive Plan Shares and will be excluded from this Plan.

4.        Vesting. Participants shall only and exclusively be entitled to receive Plan Shares, provided that the following conditions are met:

(A)       The Participants have the status of active Board Members;

(B)       Participants are entitled to receive compensation for their participation on Vesta's Board and committees in accordance with director compensation guidelines approved from time to time by the Shareholders' Meeting;

(C)       The Participants have entered into and submitted all Required Documentation; and

(D)       The Participants have not brought any action or recourse against the Company or its Affiliates.

5.       Release. Once the conditions for Vesting have been met, on each Delivery Date the Participants will be entitled to have the Trustee, in accordance with the prior instructions received from the Technical Committee, release and transfer to them the Shares corresponding to them on such date in accordance with the compensation guidelines approved by the Shareholders' Meeting from time to time, and the acquisition price will be deemed to be the value indicated in the respective Release Notice.

6.       Delivery of Shares. Upon receipt of the Release Notice by the Trustee, without further requirement, the Trustee, upon instructions from the Technical Committee, will issue the corresponding instructions to the respective stock broker to credit the Participant's account with the Shares corresponding to the Participant under this Plan, by means of a transfer to the Participant's account indicated in the Release Notice. The notice must include all the data and instructions to complete before the Stock Exchange and INDEVAL, the transfer of the Shares (the "Release Notice").

8.       Corporate Rights. Until the Shares are released to the Participants, no Participant will have any corporate rights with respect to the Shares. Until such time as the Shares are released and transferred to the Participants, only the Trustee of the Trust may exercise the economic and corporate rights derived from the Shares as follows:

a) Once the Shares are released in whole or in part, the Participant will acquire all the economic and corporate rights inherent to the Shares; and

b) The Shares corresponding to this Plan will not be entitled to receive any Distribution made by the Company during the time the Shares are in the Trust Assets, any Distribution made during such time, will be received by the Trustee and kept in the Trust Assets to be applied in accordance with the instructions given by the Technical Committee for such purpose as provided in the Trust.

9.       Lock-Up Period. By receiving Shares, each Participant agrees and accepts that the Shares received under this Plan will be subject to a lock-up period of 6 (six) months, counted from the day following the Delivery Date, that is, each Participant agrees that he/she may not in any way sell, alienate, transfer or dispose of any of the Shares during the Lock-up Period, the violation of this provision will result in the Participant definitively losing the right to receive Shares under the Plan and will be excluded from this Plan.

10.     Taxes. Each of the Participants will be responsible for the payment of any taxes due in accordance with the jurisdiction to which each of them is subject and in accordance with the laws and regulations applicable to them, and agree to hold the Company and the Trust harmless and indemnify them from any loss, damage, cost, expense, fine, penalty, claim or any other liability they may incur in connection with the delivery of the Shares to the Participants. This obligation shall remain in effect for the entire applicable statute of limitations period.

10.     Assignment. The right to receive the Shares is not transferable by the Participants.

11.     Term of the Plan. The Plan will be in effect until the date on which the Shareholders' Meeting determines that the Directors will not receive compensation in Shares, or the date on which the Trust is extinguished, for the causes set forth therein, whichever occurs first.

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